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                                                                    Exhibit 10.3

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                     WILSON GREATBATCH LTD. EQUITY PLUS PLAN

                              MONEY PURCHASE PLAN

                                    Effective
                                 January 1, 1998

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                                Table of Contents

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ARTICLE I DEFINITIONS                                                          1
 Section 1.1 References                                                        1
 Section 1.2 Compensation                                                      1
 Section 1.3 Dates                                                             2
 Section 1.4 Employee                                                          2
 Section 1.5 Employer                                                          4
 Section 1.6 Fiduciaries                                                       4
 Section 1.7 Participant/Beneficiary                                           5
 Section 1.8 Participant Accounts                                              5
 Section 1.9 Plan                                                              5
 Section 1.10 Service                                                          5
 Section 1.11 Trust                                                            6
 Section 1.12 ESOP Specific Definitions                                        6

ARTICLE II PARTICIPATION                                                       8
 Section 2.1 Eligibility Service                                               8
 Section 2.2 Plan Participation                                                8
 Section 2.3 Termination of Participation                                      8
 Section 2.4 Re-Participation (Break In Service Rules)                         9

ARTICLE III ALLOCATIONS TO PARTICIPANT ACCOUNTS                               10
 Section 3.1 General Provisions                                               10
 Section 3.2 Allocation of Contributions and Forfeitures                      11
 Section 3.3 Rollover/Transfer Account                                        12
 Section 3.4 Allocation of Investment Results                                 12

ARTICLE IV PAYMENT OF PARTICIPANT ACCOUNTS                                    14
 Section 4.1 Vesting Service Rules                                            14
 Section 4.2 Vesting of Participant Accounts                                  14
 Section 4.3 Payment of Participant Account                                   17
 Section 4.4 Form of Distribution                                             21
 Section 4.5 In-Service Payments                                              21
 Section 4.6 Distributions under Domestic Relations Orders                    21


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                                Table of Contents

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ARTICLE V ADDITIONAL QUALIFICATION RULES                                       1
 Section 5.1 Limitations on Allocations under Code Section 415                 1
 Section 5.2 Joint and Survivor Annuity Requirements                           6
 Section 5.3 Distribution Requirements                                         8
 Section 5.4 Top-Heavy Provisions                                             11
 Section 5.6 ESOP Distribution Options                                        15

ARTICLE VI ADMINISTRATION OF THE PLAN                                         18
 Section 6.1 Fiduciary Responsibility                                         18
 Section 6.2 Plan Administrator                                               19
 Section 6.3 Claims Procedure                                                 21
 Section 6.4 Trust Fund                                                       21
 Section 6.5 Investment Policy                                                22
 Section 6.6 Valuation of the Trust Fund                                      23
 Section 6.7 Voting Company Stock                                             23
 Section 6.8 Current Obligations                                              24

ARTICLE VII AMENDMENT AND TERMINATION OF PLAN                                 25
 Section 7.1 Right to Discontinue and Amend                                   25
 Section 7.2 Amendments                                                       25
 Section 7.3 Protection of Benefits in Case of Plan Merger                    26
 Section 7.4 Termination of Plan                                              26

ARTICLE VIII MISCELLANEOUS PROVISIONS                                         27
 Section 8.1 Exclusive Benefit-- Non-Reversion                                27
 Section 8.2 Inalienability of Benefits                                       27
 Section 8.3 Employer-Employee Relationship                                   28
 Section 8.4 Binding Agreement                                                28
 Section 8.5 Separability                                                     28
 Section 8.6 Construction                                                     28
 Section 8.7 Copies of Plan                                                   28
 Section 8.8 Interpretation                                                   28
 Section 8.9 Securities and Exchange Commission Approval                      28
 Section 8.10 Nonterminable Right of Certain Holders                          28


                                       ii
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                     WILSON GREATBATCH LTD. EQUITY PLUS PLAN
                               MONEY PURCHASE PLAN

      This plan, executed on the date indicated at the end hereof, is made effective as of January 1, 1998, by Wilson Greatbatch Ltd., a Corporation, with its principal office located in Clarence, New York.

                                   WITNESSETH:

      WHEREAS, the Employer desires to establish a permanent qualified employee stock ownership plan for its employees in order to enable its employees to share in the growth and prosperity of the Corporation and to provide its employees and their beneficiaries with financial security in the event of retirement, disability or death; and

      WHEREAS, the Employer intends to establish a stock bonus plan to be hereinafter called the Wilson Greatbatch Ltd. Equity Plus Plan - Stock Bonus Plan to constitute an employee stock ownership plan in conjunction with the plan established hereunder;

      NOW THEREFORE, the premises considered, the following are the provisions of the qualified plan of the Employer.

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                              ARTICLE I DEFINITIONS

Section 1.1 References

      (a) Code means the Internal Revenue Code of 1986, as it may be amended from time to time.

      (b) ERISA means the Employee Retirement Income Security Act of 1974, as amended.

Section 1.2 Compensation

      (a) Compensation means, except as provided in paragraph (b) hereof, any earnings reportable as W-2 wages for Federal income tax withholding purposes plus elective contributions for the plan year.

      Elective contributions are amounts excludible from the employee's Federal taxable income and contributed by the Employer, at the employee's election to:

      (1)   A cafeteria plan (excludible under Code Section 125);
      (2) A Code Section 401(k) arrangement (excludible under Code Section 402(e)(3));
      (3)   A simplified employee pension (excludible under Code Section
            402(h)); or
      (4)   A tax sheltered annuity (excludible under Code Section 403(b)).

      Any reference in this plan to compensation shall be a reference to the definition in this Section 1.2, unless the plan reference specifies a modification to this definition. The plan administrator shall take into account only compensation actually paid by the Employer for the relevant period. A compensation payment includes compensation by the Employer through another person under the common paymaster provisions in Code Sections 3121 and 3306. Compensation from a related Employer which is not a participating Employer under this plan shall be excluded.

      (b) Exclusions From Compensation - Notwithstanding the provisions of paragraph 1.2(a), the following types of remuneration shall be excluded from the Participant's compensation:

      Bonuses

      Compensation received during the current plan year which was considered deferred compensation in a prior plan year

      Moving Expense Payment

      SAR Payments

      Contributions to or benefits from this plan

      Educational Assistance Payments

      Referral Payments

      Taxable Fringe Benefits (Auto, Group Term Life)


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      (c) Limitations on Compensation - For any plan year beginning after
December 31, 1993, the plan administrator shall take into account only the first $150,000 (or beginning January 1, 1995, such larger amount as the Commissioner of Internal Revenue may prescribe) of any Participant's compensation for determining all benefits provided under the plan. The compensation dollar limitation for a plan year shall be the limitation amount in effect on January 1 of the calendar year in which the plan year begins. If the plan should determine compensation on a period of time that contains fewer than 12 calendar months (such as for a short plan year), the annual compensation dollar limitation shall be an amount equal to the compensation dollar limitation for the plan year multiplied by the ratio obtained by dividing the number of full months in the period by 12.

      (d) Compensation for Nondiscrimination Test - For purposes of determining whether the plan discriminates in favor of highly compensated employees, compensation means compensation as defined in this Section 1.2(a), except that the Employer will not give effect to any exclusion from compensation specified in Section 1.2(b). Notwithstanding the above, the Employer may elect to exclude from this nondiscrimination definition of compensation any items of compensation excludable under Code Section 414(s) and the applicable Treasury regulations, provided such adjusted definition conforms to the nondiscrimination requirements of those regulations.

Section 1.3 Dates

      (a) Accounting Date means the date(s) on which investment results are allocated to Participants' accounts, including the allocation date and any interim accounting date(s) noted below:

            No interim investment allocation dates.

      (b) Allocation Date means the last day of each plan year which is the date on which any contributions are allocated to Participants' accounts.

      (c) The Effective Date of the plan is January 1, 1998.

      (d) Plan Entry Date means the participation date(s) specified in Article
II.

      (e) Plan Year means the 12-consecutive month period beginning on January 1 and ending on December 31.

      (f) Limitation Year (for purposes of limitations on benefits and contributions under Code Section 415) means the plan year.

Section 1.4 Employee

      (a) (1) Employee means any person employed by the Employer. The term employee shall include any employee of the Employer maintaining the plan or of any other Employer required to be aggregated with such Employer under Code Sections 414(b), (c), (m) or (o). The term employee shall also include any leased employee deemed to be an employee of any Employer as provided in Code Sections 414(n) or (o) and as defined in paragraph (2).


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            (2) Leased Employee means an individual (who otherwise is not an employee of the Employer) who, pursuant to a leasing agreement between the Employer and any other person, has performed services for the Employer (or for the Employer and any persons related to the Employer within the meaning of Code
Section 414(n)(6)) on a substantially full time basis for at least one year; and such services are performed under the primary direction or control of the Employer. If a leased employee is treated as an employee by reason of this
Section 1.4(a)(2), compensation from the leasing organization which is attributable to services performed for the Employer shall be considered as compensation under the plan. Contributions or benefits provided a leased employee by the leasing organization which are attributable to services performed for the Employer shall be treated as provided by the Employer.

      Safe harbor plan exception - The plan shall not treat a leased employee as an employee if the leasing organization covers the employee in a safe harbor plan and, prior to application of this safe harbor plan exception, 20% or less of the Employer's employees (other than highly compensated employees) are leased employees. A safe harbor plan is a money purchase pension plan providing immediate participation, full and immediate vesting, and a nonintegrated contribution formula equal to at least 10% of the employee's compensation without regard to employment by the leasing organization on a specified date. The safe harbor plan must determine the 10% contribution on the basis of compensation as defined in Code Section 415(c)(3) plus elective contributions.

      (b) Highly Compensated Employee means any employee who:

            (1) was a more than 5% owner of the Employer (applying the constructive ownership rules of Code Section 318, and applying the principles of Code Section 318, for an unincorporated entity) at any time during the current or the preceding year; or

            (2) for the preceding year -

                  (A) had compensation from the Employer in excess of $80,000 (as adjusted by the Secretary of the Treasury pursuant to Code Section 415(d), except that the base period shall be the calendar quarter ending September 30,
1996), and

                  (B) if the Employer elects the application of this clause for such preceding year, was in the top-paid group of employees for such preceding year. For this purpose, an employee is in the top-paid group of employees for any year if such employee is in the group consisting of the top 20% of the employees when ranked on the basis of compensation paid during such year:

      The term highly compensated employee also includes any former employee who separated from service (or has a deemed separation from service, as determined under Treasury regulations) prior to the plan year, performs no service for the Employer during the plan year, and was a highly compensated employee either for the separation year or any plan year ending on or after his 55th birthday, based on the applicable rules in effect for such plan year.

      For purposes of determining who is a highly compensated employee under this Section 1.4(b), compensation means compensation as defined in Section 5.1(d)(2). The plan administrator shall make the determination of who is a highly compensated employee, and, if the Employer so elects, this determination shall include the determination of the number and identity of the top-paid 20% group, consistent with Code Section 414(q) and


                                      A-3
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regulations issued under that Code Section. The Employer may make a calendar year data election with regard to the year preceding the current plan year to determine the employees with compensation in excess of $80,000 and the top-paid 20% group, as prescribed by Treasury regulations. A top-paid 20% group election or a calendar year data election must apply to all plans and arrangements of the Employer.

Section 1.5 Employer

      Employer means Wilson Greatbatch Ltd., or any successor entity by merger, purchase, consolidation, or otherwise; or an organization affiliated with the Employer which may assume the obligations of this plan with respect to its employees by becoming a party to this plan. Another Employer whether or not it is affiliated with the sponsor Employer may adopt this plan to cover its employees by filing with the sponsor Employer a written resolution adopting the plan, upon which the sponsor Employer shall indicate its acceptance of such Employer as an Employer under the plan. Each such Employer shall be deemed to be the Employer only as to persons who are on its payroll.

      The following Employer(s) have adopted this plan and been accepted as a participating Employer:

                    Employer                   Effective Date
                    --------                   --------------

             Greatbatch-Hittman, Inc.             1-1-1999

Section 1.6 Fiduciaries

      (a) Named Fiduciary means the person or persons having fiduciary responsibility for the management and control of plan assets.

      (b) Plan Administrator means the person or persons appointed by the named fiduciary to administer the plan.

      (c) Trustee means the trustee named in the trust agreement executed pursuant to this plan, or any duly appointed successor trustee.

      (d) Investment Manager means a person or corporation other than the trustee appointed for the investment of plan assets:

            (1) who has the power to manage acquire or dispose of any asset of the Plan;

            (2) who is registered as an investment adviser under the Investment Advisors Act of 1940, a bank as defined in such Act, or an insurance company qualified to perform services described in (1) above under the laws of more than one state; and

            (3) who has acknowledged in writing that he or she is a fiduciary with respect to the Plan.


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Section 1.7 Participant/Beneficiary

      (a) Participant means an eligible employee of the Employer who becomes a member of the plan pursuant to the provisions of Article II, or a former employee who has an accrued benefit under the plan.

      (b) Beneficiary means a person designated by a Participant who is or may become entitled to a benefit under the plan. A beneficiary who becomes entitled to a benefit under the plan remains a beneficiary under the plan until the trustee has fully distributed his benefit to him. A beneficiary's right to (and the plan administrator's, or a trustee's duty to provide to the beneficiary) information or data concerning the plan shall not arise until he first becomes entitled to receive a benefit under the plan.

Section 1.8 Participant Accounts

      (a) Employer Contribution Account means the balance of the separate account derived from Employer contributions, including forfeitures (if any). (See Section 3.2.)

      (b) Rollover/Transfer Account means the balance of the separate account derived from rollover contributions and/or transfer contributions. (See Section 3.3.)

      (c) Accrued Benefit means the Participant's account balance(s) as of the accounting date falling on or before the day on which the accrued benefit is being determined.

Section 1.9 Plan

      Plan means Wilson Greatbatch Ltd. Equity Plus Plan - Money Purchase Plan as set forth herein and as it may be amended from time to time.

Section 1.10 Service

      (a) Service means any period of time the employee is in the employ of the employer, including any period the employee is on an unpaid leave of absence authorized by the employer under a uniform, nondiscriminatory policy applicable to all employees. Separation from service means that the employee no longer has an employment relationship with the employer.

      (b) Hour of Service means each hour for which an employee is paid or entitled to payment for the performance of duties for the employer.

      (c) Break in Service means a period of severance of at least 12 consecutive months.

      (d) (1) Period of Severance means a continuous period of time during which the employee is not employed by the employer and is not credited with an hour of service. Such period begins on the date the employee retires, terminates service, or if earlier, the 12 month anniversary of the date on which the employee was otherwise first absent from service. An employee shall receive credit for any period of severance of less than 12 consecutive months.


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            (2) In the case of an individual who is absent from work for maternity or paternity reasons, the 12-consecutive month period beginning on the first anniversary of the first date of such absence shall not constitute a break in service. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence: (i) by reason of the pregnancy of the individual, (ii) by reason of a birth of a child of the individual, (iii) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement.

      (e) Other Service Credited - If the employer is a member of an affiliated service group (under Code Section 414(m)), a controlled group of corporations (under Code Section 414(b)), or a group of trades or businesses under common control (under Code Section 414(c)), or any other entity required to be aggregated with the employer pursuant to Code Section 414(o), service shall be credited for any employment for any period of time for any other member of such group. Service shall also be credited for any leased employee who is considered an employee for purposes of this plan under Code Section 414(n) or (o).

      (f) (1) Year of Service means a 12-consecutive month period of service during which the employee does not incur a break in service.

            (2) Crediting Years of Service - Generally, no service shall be credited for periods during which the employee performs no services for the employer. Further, no more than one year of service will be credited for any 12 consecutive-month period unless otherwise required by Code Section 410 or 411.

            (3) Predecessor Service - Service as an employee of
Greatbatch-Hittman, Inc. shall be credited as service under the plan for the purposes of eligibility and vesting.

      (g) Qualified Military Service - Notwithstanding any provision of this plan to the contrary, contributions, benefits, and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u).

Section 1.11 Trust

      (a) Trust means the qualified trust created under the Employer's plan.

      (b) Trust Fund means all property held or acquired by the plan.

Section 1.12 ESOP Specific Definitions

      (a) ESOP means an employee stock ownership plan. For the purpose of this plan, an employee stock ownership plan means two defined contribution plans one of which is a stock bonus plan and the other of which is a money purchase plan where both plans are qualified under Code Section 401(a), are designed to invest primarily in qualifying Employer securities, and satisfy the regulatory requirements prescribed by the Secretary of the Treasury.

      (b) Company Stock means common stock issued by the Employer (or by a corporation which is a member of the controlled group of corporations of which the Employer is a member) which is readily tradable on an established securities market. If


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there is no common stock which meets the foregoing requirement, the term company stock means common stock issued by the Employer (or by a corporation which is a member of the same controlled group) having a combination of voting power and dividend rights equal to or in excess of: (A) that class of common stock of the Employer (or of any other such corporation) having the greatest voting power, and (B) that class of stock of the Employer (or of any other such corporation) having the greatest dividend rights. Noncallable preferred stock shall be deemed to be company stock if such stock is convertible at any time into stock which constitutes company stock hereunder and if such conversion is at a conversion price which (as of the date of the acquisition by the trust) is reasonable. For purposes of the preceding sentence, pursuant to Code regulations, preferred stock shall be treated as noncallable if after the call there will be a reasonable opportunity for a conversion which meets the requirements of the preceding sentence.

      (c) Investment Accounts - For investment purposes, a Participant's accounts may be placed in three accounts as described herein.

            (1) Company Stock Account means the investment account of a Participant which is credited with the shares of company stock purchased and paid for by the trust fund or contributed to the trust fund.

            (2) Other Investment Account means the investment account of a Participant which is credited with his share of the net gain (or loss) of the plan, forfeitures, and Employer contributions in other than company stock and which is debited with payments made to pay for company stock.

            (3) Directed Investment Account means the investment account of a Participant which he elects under the provisions of Section 3.4(c) and which is credited with the net gain (or loss) on his directed investments.


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                            ARTICLE II PARTICIPATION

Section 2.1 Eligibility Service

      For purposes of determining an employee's initial or continued eligibility to participate in the plan, an employee shall receive credit for the aggregate of all time periods commencing with the employee's first day of employment or reemployment and ending on the date a break in service begins, except for periods of service disregarded under Section 2.4. The first day of employment or reemployment is the first day the employee performs an hour of service. Fractional periods of a year will be expressed in terms of days.

Section 2.2 Plan Participation

      (a) Eligibility

            (1) Age/service requirements - An employee who is a member of the eligible class of employees shall be immediately eligible for plan participation.

            (2) Eligible class of employees - All employees of the Employer shall be eligible to be covered under the plan except for employees in the following categories:

                  - Employees included in a unit of employees covered by a collective bargaining agreement between the Employer and employee representatives if retirement benefits were the subject of good faith bargaining and if less than two percent of the employees of the Employer who are covered pursuant to that agreement are professionals as defined in Regulation Section 1.410(b)-9(g). For this purpose, the term "employee representatives" does not include any organization more than half of whose members are employees who are owners, officers or executives of the Employer.

                  - Leased employees who are considered employees under the plan, unless such exclusion would cause the plan to fail to satisfy the participation test or the coverage test of Code Section 410 or the nondiscrimination requirements of Code Section 401(a)(4).

                  - Interns.

                  - Cooperative Student Program Participants.

      (b) Entry Date - An eligible employee shall participate in the plan on the December 31 entry date coinciding with or immediately following the date of his employment. If an employee who is not a member of the eligible class of employees becomes a member of the eligible class, such employee shall participate immediately, if he would have otherwise previously become a Participant.

Section 2.3 Termination of Participation

      A Participant shall continue to be an active Participant of the plan so long as he is a member of the eligible class of employees and he does not incur a one-year break in service due to termination of employment. He shall become an inactive Participant when he incurs a one-year break in service due to termination of employment, or at the end of the plan year during which he ceases to be a member of the eligible class of employees. He shall cease participation completely upon the later of his receipt of a total distribution of his nonforfeitable account balance under the plan or the forfeiture of the nonvested portion of the account balance.

Section 2.4 Re-Participation (Break In Service Rules)

      (a) Vested Participant - A former Participant who had a nonforfeitable right to all or a portion of his account balance derived from Employer contributions at the time of his termination from service shall become a Participant immediately upon returning to the employ of the Employer, if he is a member of the eligible class of employees.

      (b) Nonvested Participant - In the case of a former Participant who did not have any nonforfeitable right to his account balance derived from Employer contributions at the time of his termination from service, years of service before a period of consecutive one-year breaks in service shall not be taken into account in computing service if the number of consecutive one-year breaks in service in such period equals or exceeds the greater of 5 or the aggregate number of years of service before such breaks in service. Such aggregate number of years of service shall not include any years of service disregarded under the preceding sentence by reason of prior breaks in service.

      If such former Participant's years of service before termination from service are disregarded pursuant to the preceding paragraph, he shall be considered a new employee for eligibility purposes. If such former Participant's years of service before termination from service may not be disregarded pursuant to the preceding paragraph, he shall participate immediately upon returning to the employ of the Employer, if he is a member of the eligible class of employees.

      (c) Return to Eligible Class - If a Participant becomes an inactive Participant, because he is no longer a member of the eligible class of employees, but does not incur a break in service; such inactive Participant shall become an active Participant immediately upon returning to the eligible class of employees. If such Participant incurs a break in service, eligibility shall be determined under the re-participation rules in paragraphs (a) and (b) above.


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                 ARTICLE III ALLOCATIONS TO PARTICIPANT ACCOUNTS

Section 3.1 General Provisions

      (a) Maintenance of Participant Accounts - The plan administrator shall maintain one or more separate accounts covering each Participant under the plan. Such account(s) shall be increased by contributions, investment income, and market value appreciation of the fund. It shall be decreased by market value depreciation of the fund, forfeiture of nonvested amounts, benefit payments, withdrawals and expenses.

      (b) Amount and Payment of Employer Contribution

            (1) Amount of Contribution - For each plan year, the Employer contribution to the plan shall be the amount which is determined under the provisions of this Article and Section 6.9. For any plan year with respect to which Employer contributions are applied to repay principal on a loan made to the plan under Section 6.9, the total amount of Employer contributions shall not exceed twenty-five percent (25%) of the aggregate Participant compensation for the plan year. The Employer may contribute any amount in excess of the maximum for the plan year, without limitation, for the purpose of paying interest on such loans. Further, the Employer contribution shall not exceed the maximum amount deductible under Code Section 404.

      The Employer contributes to this plan on the conditions that its contribution is not due to a mistake of fact and that the Internal Revenue Service will not disallow the deduction for its contribution. The trustee, upon written request from the Employer, shall return to the Employer the amount of the Employer's contribution made due to a mistake of fact or the amount of the Employer's contribution disallowed as a deduction under Code Section 404. The trustee shall not return any portion of the Employer's contribution under the provisions of this paragraph more than one year after the earlier of: (A) The date on which the Employer made the contribution due to a mistake of fact; or
(B) The time of disallowance of the contribution as a deduction, and then, only to the extent of the disallowance. The trustee will not increase the amount of the Employer contribution returnable under this Section for any earnings attributable to the contribution, but the trustee will decrease the Employer contribution returnable for any losses attributable to it. The trustee may require the Employer to furnish whatever evidence it deems necessary to confirm that the amount the Employer has requested be returned is properly returnable under ERISA.

            (2) Payment of Contribution - The Employer shall make its contribution to the plan in cash or company stock within the time prescribed by the Code or applicable Treasury regulations. Company stock will be valued at its then fair market value.

      (c) Limitations and Conditions - Notwithstanding the allocation procedures set forth in this Article, the allocations to Participants' accounts shall be limited or modified to the extent required to comply with the provisions of
Article V (limitations on allocations under Code Section 415 and top heavy provisions under Code Section 416).

      In any limitation year in which the allocation to one or more Participants' accounts would be in excess of the limitations on allocations under Code Section 415, the annual additions under the Wilson Greatbatch Ltd. Equity Plus - Stock Bonus Plan which the

Employer also sponsors will be reduced to the extent necessary to comply with such limitations first. If any further reduction is required, the annual additions under this plan will then be reduced with respect to such Participants. Finally, if any further reduction is required, the annual additions under the Wilson Greatbatch Ltd. Equity Plus Plan - 401(k) Retirement Plan (formerly the Wilson Greatbatch Ltd. Profit Sharing Retirement Plan) will be reduced with respect to such Participants.

Section 3.2 Allocation of Contributions and Forfeitures

      (a) Conditions for Allocations - An active Participant shall be eligible for an allocation of the Employer contribution as of an allocation date, provided that he satisfies the following conditions:

            (1) He completed at least one (1) hour of service during the current plan year.

                                       AND

            (2) He is employed by the Employer on the last day of the plan year, unless his employment terminated during the plan year by reason of retirement, disability, or death.

      Notwithstanding the above conditions for allocation of contributions, if the plan would otherwise fail to satisfy the participation test or coverage test of Code Section 410 or the nondiscrimination requirements of Code Section 401(a)(4), the plan administrator shall amend the plan in a nondiscriminatory manner to provide for the participation of additional employees and/or to cause additional active Participants to be eligible for an allocation.

      (b) (1) Amount of Contribution - For each plan year, the Employer will contribute and allocate to each eligible Participant's account an amount equal to 5% of each such eligible Participant's compensation.

            (2) Top-Heavy Plan Years

      In any year in which this plan is top-heavy (as defined in Section 5.4(e)(2)) when aggregated with the Wilson Greatbatch Ltd. Equity Plus Plan - 401(k) Retirement Plan and the Wilson Greatbatch Ltd. Equity Plus Plan - Stock Bonus Plan which the Employer also sponsors, the top-heavy minimum benefit requirement shall be met under this plan.

      For such a plan year, the contribution on behalf of each Participant who participates in both plans shall be increased as necessary to equal 3% of his compensation. If a Participant only participates in this plan, the contribution on his behalf shall be increased as necessary to equal 3% of his compensation.

            (3) Compensation - For purposes of the allocation of the Employer contribution, compensation means compensation as defined in Section 1.2 for the entire plan year.

      (c) Allocation of Forfeitures - Forfeitures for the plan year shall be used to reduce Employer contributions for the current plan year.

Section 3.3 Rollover/Transfer Account

      Rollover and transfer contributions shall not be permitted under this plan and no amount shall be credited to the rollover/transfer account.

Section 3.4 Allocation of Investment Results

      (a) Company Stock Account - The company stock account of each Participant shall be credited as of each allocation date with his allocable share of company stock (including fractional shares) purchased and paid for by the plan or contributed in kind by the Employer. Stock dividends on company stock held in his company stock account shall be credited to his company stock account when paid.

      (b) Other Investments Account - As of each allocation date, prior to the allocation of Employer contributions, any earnings or losses (net appreciation or net depreciation) of the trust fund shall be allocated in the same proportion that each Participant's other investments account bears to the total of all Participants' other investment accounts as of such date. For this purpose, each account balance shall be equal to the average balance for the period commencing on the day following the prior accounting date and ending on the current accounting date.

      Cash dividends on company stock allocated to each Participant's other investments account after the first month of the plan year shall not share in any earnings or losses of the trust fund for such year. However, the administrator may direct that cash dividends on company stock be segregated into a separate account for each Participant in a federally insured savings account, certificate of deposit in a bank or savings and loan association, money market certificate, or other short term debut security acceptable to the trustee until such time as the allocations pursuant to this plan have been made, at which time they may remain segregated or be invested as part of the general trust fund, or such cash dividends may be distributed pursuant to Section 4.3(c)(6).

      Earnings or losses include the increase (or decrease) in the fair market value of assets of the trust fund (other than company stock in the Participants' company stock accounts) since the preceding allocation date.

      (c) Directed Investment Account

            (1) Each qualified Participant may elect within ninety (90) days after the close of each plan year during the qualified election period to direct the trustee in writing as to the investment of 25 percent of the total number of shares of company stock that have ever been allocated to such qualified Participant's company stock account (reduced by the number of shares of company stock previously invested pursuant to a prior election). In the case of the election year in which the Participant can make his last election, the preceding sentence shall be applied by substituting "50 percent" for "25 percent." If the qualified Participant elects to direct the trustee as to the investment of his company stock account, such direction shall be effective no later than 180 days after the close of the plan year to which such direction applies.

      Notwithstanding the above, if the fair market value (determined pursuant to Section 6.7(b) at the plan valuation date immediately preceding the first day on which a qualified Participant is eligible to make an election) of company stock acquired by or contributed to the plan and allocated to a qualified Participant's company stock account is $500 or less, then such company stock shall not be subject to this paragraph. For purposes of determining whether the fair market value exceeds $500, company stock held in accounts of all employee stock ownership plans (as defined in Code
Section 4975(e)(7)) and tax credit employee stock ownership plans (as defined in Code Section 409(a)) maintained by the Employer or any affiliated Employer shall be considered as held by the plan.

            (2) For the purposes of this Section the following definitions shall apply:

                  (A) Qualified Participant means any Participant who has completed ten years of participation as a Participant in this plan and has attained age 55.

                  (B) Qualified election period means the six plan year period beginning with the first plan year in which the Participant first became a qualified Participant.

            (3) If a qualified Participant elects to direct the investment of his company stock account, the trustee shall convert the designated amount of company stock to its fair market value cash equivalent and shall transfer such cash value to the Participant's rollover/transfer account in the Wilson Greatbatch Ltd. Equity Plus Plan - 401(k) Retirement Plan which the Employer also sponsors (of its successor plan) where said account shall be subject to the Participant's investment direction.

                   ARTICLE IV PAYMENT OF PARTICIPANT ACCOUNTS

Section 4.1 Vesting Service Rules

      (a) Vesting Year of Service - For purposes of determining the nonforfeitable interest in the Participant's account balance, the Participant shall receive credit for the aggregate of all time periods commencing with the Participant's first day of employment or reemployment and ending on the date a break in service begins, except for periods of service disregarded below. The first day of employment or reemployment is the first day the Participant performs an hour of service. Fractional periods of a year will be expressed in terms of days. One vesting year of service shall be credited for each 12 month period.

      (b) Break in Service Rules

            (1) Vested Participant - A former Participant who had a nonforfeitable right to all or a portion of his account balance derived from Employer contributions at the time of his termination from service shall retain credit for all vesting years of service prior to a break in service.

            (2) Nonvested Participant - In the case of a former Participant who did not have any nonforfeitable right to his account balance derived from Employer contributions at the time of his termination from service, years of service before a period of consecutive one year breaks in service shall not be taken into account in computing service if the number of consecutive one year breaks in service in such period equals or exceeds the greater of 5 or the aggregate number of years of service before such breaks in service. Such aggregate number of years of service shall not include any years of service disregarded under the preceding sentence by reason of prior breaks in service.

            (3) Vesting for Pre-Break and Post-Break Accounts - In the case of a Participant who has 5 or more consecutive one-year breaks in service, all years of service after such breaks in service shall be disregarded for the purpose of vesting the Employer-derived account balance that accrued before such breaks in service. Whether or not such Participant's pre-break service counts in vesting the post-break Employer-derived account balance shall be determined according to the rules set forth in sub-paragraphs (1) and (2) above. Separate accounts shall be maintained for the Participant's pre-break and post-break Employer-derived account balance. Both accounts shall share in the investment earnings and losses of the fund.

Section 4.2 Vesting of Participant Accounts

      (a) Determination of Vesting

            (1) Normal Retirement - A Participant's right to his account balance shall be 100% vested and nonforfeitable upon the attainment of age 59 1/2 or the fifth anniversary of participation, if later. If the Employer enforces a mandatory retirement age, the normal retirement age shall be the lesser of the mandatory age or the age specified herein.

            (2) Late Retirement - If a Participant remains employed after his normal retirement age, his account balance shall remain 100% vested and nonforfeitable. Such

Participant shall continue to receive allocations to his account as he did before his normal retirement age.

            (3) Early Retirement - Not applicable.

            (4) Disability - If a Participant separates from service due to disability, such Participant's right to his account balance as of his date of disability shall be 100% vested and nonforfeitable. Disability means inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. The permanence and degree of such impairment shall be supported by medical evidence. Notwithstanding such definition, a Participant who is eligible for Social Security disability benefits shall automatically satisfy the definition of disability. Disability shall be determined by the plan administrator after consultation with a physician chosen by the administrator. In the administration of this section, all employees shall be treated in a uniform manner in similar circumstances.

            (5) (A) Death - In the event of the death of a Participant who has an accrued benefit under the plan, (whether or not he is an active Participant), 100% of the Participant's account balance as of the date of death shall be paid to his surviving spouse; except that, if there is no surviving spouse, or if the surviving spouse has already consented in a manner which is (or conforms to) a qualified election under the joint and survivor annuity provisions of Code
Section 417(a) and regulations issued pursuant thereto and as set forth in
Section 5.2, then such balance shall be paid to the Participant's designated beneficiary.

                  (B) Beneficiary Designation - Subject to the spousal consent requirements of Section 5.2, the Participant shall have the right to designate his beneficiaries, including a contingent death beneficiary, and shall have the right at any time to change such beneficiaries. The designation shall be made in writing on a form signed by the Participant and supplied by and filed with the plan administrator. If the Participant fails to designate a beneficiary, or if the designated person or persons predecease the Participant, "beneficiary" shall mean the spouse, children, parents, brothers and sisters, or estate of the Participant, in the order listed.

            (6) Termination From Service

                  (A) On or before the anniversary date coinciding with or subsequent to the termination of a Participant's employment for any reason other than retirement, disability or death, the amount of the vested portion of such Participant's account shall remain in a separate account for the Participant and share in allocations pursuant to Section 3.4 until such time as a distribution is made to the Participant.

      If a portion of a Participant's account is forfeited, company stock allocated to the Participant's company stock account must be forfeited only after any other investment allocable to the Participant has been depleted. If interest in more than one class of company stock has been allocated to a Participant's account, the Participant must be treated as forfeiting the same proportion of each such class.

                  (B) Effective for a Participant who is employed on or after January 5, 1998, if such Participant separates from the service of the Employer other than by retirement, disability, or death, his vested interest in his Employer contribution account shall be equal to the account balance multiplied by the vesting percentage determined based on his vesting years of service as follows:

                       Years of Service    Vesting Percentage
                       ----------------    ------------------
                          0 Years                   0%
                            1                      20%
                            2                      40%
                            3                      60%
                            4                      80%
                       5 or More Years            100%

                  (C) Effective for a Participant who is employed before January 5, 1998, if such Participant separates from the service of the Employer other than by retirement, disability, or death, his vested interest in his Employer contribution account shall be 100% immediately vested on the date of his participation in the plan.

      (b) Cashout Distributions and Restoration

            (1) Cashout Distribution - If an employee terminates service and the value of his vested account balance derived from Employer and employee contributions is not (and have never been) greater than $5,000, the employee shall receive a distribution of the value of the entire vested portion of such account balance and the nonvested portion will be treated as a forfeiture. For purposes of this section, if the value of an employee's vested account balance is zero, he shall be deemed to have received a distribution of such vested account balance as of his separation from service.

      If an employee terminates service and the value of his vested account balance exceeds (or has previously exceeded) $5,000, he may elect to receive the value of his vested account balance after such termination as provided in
Section 4.3; however, the nonvested portion shall be treated as a forfeiture. If the employee elects to have distributed less than the entire vested portion of the account balance derived from Employer contributions, the part of the nonvested portion that will be treated as a forfeiture is the total nonvested portion multiplied by a fraction, the numerator of which is the amount of the distribution attributable to Employer contributions and the denominator of which is the total value of the vested Employer derived account balance.

            (2) Restoration of Account - If an employee receives a cashout distribution pursuant to this section and resumes employment covered under this plan before he incurs 5 consecutive one-year breaks in service, his Employer-derived account balance shall be restored to the amount on the date of distribution, if he repays to the plan the full amount of the distribution attributable to Employer contributions before the earlier of 5 years after the first date on which he is subsequently re-employed by the Employer, or the date he incurs 5 consecutive one-year breaks in service following the date of the distribution. If an employee is deemed to receive a distribution pursuant to this Section 4.2(b), and he resumes employment covered under this plan before he incurs 5 consecutive one-year breaks in service, upon the reemployment of such employee, his Employer-derived account balance will be restored to the amount on the date of such deemed distribution.

      (c) Forfeitures - If a Participant terminates employment before his account balance derived from Employer contributions is fully vested, the nonvested portion of his account shall be forfeited on the earlier of:

                  (A) The last day of the vesting computation period in which the Participant first incurs 5 consecutive one-year breaks in service, or

                  (B) The date the Participant receives his entire vested accrued benefit.

      If a Participant returns to employment with the Employer, and if the forfeited amount is restored pursuant to subparagraph (b), then any amount required to restore such forfeitures shall be deducted from forfeitures occurring in the plan year of restoration. If forfeitures are insufficient for the restoration, the Employer may make a contribution to the plan for such plan year to satisfy the restoration. However, by the end of the plan year following the plan year of restoration, sufficient forfeitures or Employer contributions shall be credited to the account to satisfy the restoration.

      (d) Unclaimed Benefits

            (1) Forfeiture - The plan does not require the trustee or the plan administrator to search for, or to ascertain the whereabouts of, any Participant or beneficiary. At the time the Participant's or beneficiary's benefit becomes distributable under the plan, the plan administrator, by certified or registered mail addressed to his last known address of record, shall notify any Participant or beneficiary that he is entitled to a distribution under this plan. If the Participant or beneficiary fails to claim his distributive share or make his whereabouts known in writing to the plan administrator within twelve months from the date of mailing of the notice, the plan administrator shall treat the Participant's or beneficiary's unclaimed payable accrued benefit as forfeited and shall be used to reduce Employer contributions in accordance with Section 3.2(c). A forfeiture under this paragraph shall occur at the end of the notice period or, if later, the earliest date applicable Treasury regulations would permit the forfeiture. These forfeiture provisions apply solely to the Participant's or beneficiary's accrued benefit derived from Employer contributions.

            (2) Restoration - If a Participant or beneficiary who has incurred a forfeiture of his accrued benefit under the provisions of this subsection makes a claim, at any time, for his forfeited accrued benefit, the plan administrator shall restore the Participant's or beneficiary's forfeited accrued benefit to the same dollar amount as the dollar amount of the accrued benefit forfeited, unadjusted for any gains or losses occurring after the date of the forfeiture. The plan administrator shall make the restoration during the plan year in which the Participant or beneficiary makes the claim from forfeitures occurring in that plan year. If forfeitures are insufficient for the restoration, the Employer shall make a contribution to the plan to satisfy the restoration. The plan administrator shall direct the trustee to distribute the Participant's or beneficiary's restored accrued benefit to him not later than 60 days after the close of the plan year in which the plan administrator restores the forfeited accrued benefit.

Section 4.3 Payment of Participant Account

      (a) Time of Payment

            (1) Commencement of Benefits - Unless the Participant elects otherwise, distribution of benefits shall begin no later than the 60th day after the latest of the close of the plan year in which:

                  (A) The Participant attains age 65 (or the plan's normal retirement age, if earlier);

                  (B) Occurs the 10th anniversary of the year in which the Participant commenced participation in the plan; or

                  (C) the Participant terminates service with the Employer, (i.e. late retirement).

      Notwithstanding the foregoing, the failure of a Participant to consent to a distribution while a benefit is immediately distributable, within the meaning of Section 5.2(b), shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this section.

            (2) Payment Upon Retirement, Disability, or Death - Subject to the provisions set forth in subparagraph (1) and in the Distribution Requirements of
Section 5.3, if the Participant terminates employment due to retirement, disability or death, his account shall be paid as soon as administratively possible after the occurrence of the event creating the right to a distribution.

            (3) Payment Upon Other Termination of Employment - Subject to the provisions set forth in subparagraph (1) and in the Distribution Requirements of
Section 5.3, if the Participant terminates employment other than by retirement, disability or death, his account shall be paid within a reasonable period after the end of the plan year in which severance occurs. However, the distribution shall not include any company stock acquired with the proceeds of an exempt loan until the close of the plan year in which such loan is repaid in full.

      (b) Distribution of Benefits

            (1) Subject to Section 4.3(b)(3), the administrator, pursuant to the written election of the Participant (or if no election has been made prior to the Participant's death, by his beneficiary), shall direct the trustee to distribute to a Participant or his beneficiary any amount to which he is entitled under the plan in one of the following methods:

                  (A) One lump-sum payment.

                  (B) Payments over a period certain in monthly, quarterly, semiannual, or annual installments. The period over which such payment is to be made shall not extend beyond the earlier of the Participant's life expectancy (or the life expectancy of the Participant and his designated beneficiary) or the limited distribution period provided for in (3) below. Such life expectancy to be determined by Internal Revenue Service Life Expectancy Tables (currently in IRS Publication 590).

            (2) Any payment meeting the requirements of an eligible rollover distribution may be paid directly in a direct rollover at the election of the distributee, at the time and in the manner provided by the plan administrator, to an eligible retirement plan specified by the distributee.

                  (A) Eligible Rollover Distribution - An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life expectancy of the distributee or the joint life expectancies of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities) and dividends paid on Employer securities as described in Code Section 404(k).

                  (B) Eligible Retirement Plan - An eligible retirement plan is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                  (C) Distributee - A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 4l4(p), are distributees with regard to the interest of the spouse or former spouse.

                  (D) Direct Rollover - A direct rollover is a payment by the plan to the eligible retirement plan specified by the distributee.

            (3) Unless the Participant elects in writing a longer distribution period, distributions to a Participant or his beneficiary attributable to company stock shall be in substantially equal monthly, quarterly, semiannual, or annual installments over a period not longer than five years. In the case of a Participant with an account balance attributable to company stock in excess of $500,000, the five year period shall be extended one additional year (but not more than five additional years) for each $100,000 or fraction thereof by which such balance exceeds $500,000. The dollar limits shall be adjusted at the same time and in the same manner as provided in Code Section 4.15(d).

            (4) If installment payments are to be made from the fund in cash, the plan administrator may direct the trustee to segregate all or any part of the Participant's accrued benefit in a separate account. A segregated account remains a part of the trust, but it alone shares in any income it earns, and it alone bears any expense or loss it incurs.

            (5) Each optional form of benefit provided under the plan shall be made available to all Participants on a nondiscriminatory basis. The plan may not retroactively reduce or eliminate optional forms of benefits and any other Code Section 411(d)(6) protected benefits, except as provided in Regulation section 1.411(d)-4, Q&A-2(d) and in other relief granted statutorily or by the Commissioner of Internal Revenue. Any reduction or elimination of optional forms of benefits shall apply only to benefits accrued after the effective date of such change.

            (6) Notwithstanding the above, if the sum of the vested Employer contribution accounts under this plan and under the Wilson Greatbatch Ltd. Equity Plus Plan - Stock Bonus Plan are no more than $5,000, the benefit shall automatically be paid in a lump sum. If the total of such vested Employer contribution accounts exceeds $5,000, the benefit shall automatically be paid in installments, except to the extent that the benefit is held under the directed investment account.

      (c) General Payment Provisions

            (1) Any part of a Participant's benefit which is retained in the plan after the allocation date on which his participation ends will continue to be treated as a company stock account, other investment account, or directed investment account subject to Section 4.2(a)(6)(A). However, no further Employer contributions will be credited.

            (2) All distributions due to be made under this plan shall be made on the basis of the amount to the credit of the Participant as of the accounting date coincident with or preceding the occurrence of the event calling for a distribution.

      If a distributable event occurs after an allocation date and before allocations have been made to the account of the Participant, the distribution shall also include the amounts allocable to the account as of such allocation date.

            (3) If any person entitled to receive benefits hereunder is physically or mentally incapable of receiving or acknowledging receipt thereof, and if a legal representative has been appointed for him, the plan administrator may direct the benefit payment to be made to such legal representative.

            (4) In the event a distribution is to be made to a minor, then the administrator may direct that such distribution be paid to the legal guardian, or if none, to a parent of such beneficiary or a responsible adult with whom the beneficiary maintains his residence, or to the custodian for such beneficiary under the Uniform Gift to Minors Act or the Gift to Minors Act, if such is permitted by the laws of the state in which said beneficiary resides. Such a payment to the legal guardian, custodian or parent of a minor beneficiary shall fully discharge the trustee, Employer, and plan from further liability on account thereof.

            (5) Notwithstanding anything herein to the contrary if the Board of Directors of Wilson Greatbatch Ltd. acting in a nondiscriminatory manner shall so direct, cash dividends on shares of company stock shall be paid directly in cash to the Participants in the plan or such dividends shall be paid to the plan and distributed in cash to Participants within 90 days after the close of the plan year in which the dividend is paid. In the absence of any direction from the Board of Directors of Wilson Greatbatch Ltd., cash dividends in company stock shall be paid to the plan and allocated to Participants' accounts.

      (d) Payment Election Procedures

      As described in Section 5.2(b), an account balance in excess of $5,000 shall not be immediately distributed without the consent of the Participant. The Participant shall receive the notice required under Regulation Section 1.411(a)-11(c) no less than 30 days and no more than 90 days before the annuity starting date with respect to the distribution. For any distribution in excess of $200, the plan administrator shall give the Participant notice of his eligible rollover distribution rights. The Participant shall receive such notice in the same time period as the 411 notice is required to be provided. If a distribution is one to which Code Sections 401(a)(11) and 417 do not apply, such distribution may commence less than 30 days after the 411 notice is given, provided that:

            (1) The plan administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

            (2) The Participant, after receiving the notice, affirmatively elects a distribution.

Section 4.4 Form of Distribution

      (a) Distribution of a Participant's benefit shall be made in cash, as provided under ERISA Regulation Section 54.4975-11(f)(1).

      (b) The trustee shall make distribution from the trust only on instructions from the administrator.

      (c) Put Option - Distributions in the form of company stock are not currently permitted under this plan.

      (d) Right of First Refusal - Distributions in the form of company stock are not currently permitted under this plan.

Section 4.5 In-Service Payments

      (a) Withdrawals - A Participant may withdraw amounts from his account(s) before his separation from service only under the circumstances and only to the extent provided below.

      No payments other than cash dividends on shares of company stock paid pursuant to Section 3.4(a) shall be made before separation from service.

      (b) Participant Loans - No Participant loans shall be permitted under the plan.

Section 4.6 Distributions under Domestic Relations Orders

      Nothing contained in this plan prevents the trustee, in accordance with the direction of the plan administrator, from complying with the provisions of a qualified domestic relations order (as defined in Code Section 414(p)).

      A distribution will not be made to an alternate payee until the Participant attains (or would have attained) his earliest retirement age. For this purpose, earliest retirement age means the earlier of: (1) the date on which the Participant is entitled to a distribution under this plan; or (2) the later of the date the Participant attains age 50 or the earliest date on which the Participant could begin receiving benefits under this plan if the Participant separated from service.

      Nothing in this Section gives a Participant a right to receive distribution at a time otherwise not permitted under the plan nor does it permit the alternate payee to receive a form of payment not otherwise permitted under the plan.

      The plan administrator shall establish reasonable procedures to determine the qualified status of a domestic relations order. Upon receiving a domestic relations order, the plan administrator promptly will notify the Participant and any alternate payee named in the order, in writing, of the receipt of the order and the plan's procedures for determining the qualified status of the order. Within a reasonable period of time after receiving the domestic relations order, the plan administrator shall determine the qualified status of the order and shall notify the Participant and each alternate payee, in writing, of its determination. The plan administrator shall provide notice under this paragraph by mailing to the individual's address specified in the domestic relations order, or in a manner consistent with Department of Labor regulations.

      If any portion of the Participant's nonforfeitable accrued benefit is payable during the period the plan administrator is making its determination of the qualified status of the domestic relations order, the plan administrator shall make a separate accounting of the amounts payable. If the plan administrator determines the order is a qualified domestic relations order within 18 months of the date amounts first are payable following receipt of the order, it shall direct the trustee to distribute the payable amounts in accordance with the order. If the plan administrator does not make its determination of the qualified status of the order within the 18-month determination period, it shall direct the trustee to distribute the payable amounts in the manner the plan would distribute if the order did not exist and will apply the order prospectively if it later determines the order is a qualified domestic relations order.

      The trustee will make any payments or distributions under this section by separate benefit checks or other separate distribution to the alternate payee(s).

                    ARTICLE V ADDITIONAL QUALIFICATION RULES

Section 5.1 Limitations on Allocations under Code Section 415

      (a) Single Plan Limitations

            (1) If the Participant does not participate in, and has never participated in another qualified plan maintained by the Employer or a welfare benefit fund, as defined in Code Section 419(e) maintained by the Employer, or an individual medical account, as defined in Code Section 415(l)(2), maintained by the Employer, which provides an annual addition as defined in Section 5.1(d)(1), the amount of annual additions which may be credited to the Participant's account for any limitation year will not exceed the lesser of the maximum permissible amount or any other limitation contained in this plan. If the Employer contribution that would otherwise be contributed or allocated to the Participant's account would cause the annual additions for the limitation year to exceed the maximum permissible amount, the amount contributed or allocated will be reduced so that the annual additions for the limitation year will equal the maximum permissible amount.

            (2) Prior to determining the Participant's actual compensation for the limitation year, the Employer may determine the maximum permissible amount for a Participant on the basis of a reasonable estimation of the Participant's compensation for the limitation year, uniformly determined for all Participants similarly situated.

            (3) As soon as is administratively feasible after the end of the limitation year, the maximum permissible amount for the limitation year will be determined on the basis of the Participant's actual compensation for the limitation year.

            (4) If pursuant to Section 5.1(a)(3) or as a result of the allocation of forfeitures, there is an excess amount the excess will be disposed of as follows:

                  (A) Any nondeductible voluntary employee contributions (and any gain attributable thereto), to the extent they would reduce the excess amount, will be returned to the Participant.

                  (B) If after the application of paragraph (A) an excess amount still exists, the excess amount in the Participant's account shall be reallocated to the remaining Participants who are eligible for an allocation of Employer contribution for the plan year in which the limitation year ends, but only to the extent that such reallocation will not exceed the maximum permissible amount of each such remaining Participant.

                  (C) If after the application of paragraph (B) an excess amount still exists, the excess amount will be held unallocated in a suspense account. The suspense account will be applied to reduce future Employer contributions for all Participants in the next limitation year, and each succeeding limitation year if necessary.

                  (D) If a suspense account is in existence at any time during a limitation year pursuant to this Section 5.1(a)(4), it will not participate in the allocation of the trust's investment gains and losses. If a suspense account is in existence at any time during a particular limitation year, all amounts in the suspense account must be allocated and reallocated to Participants' accounts before any Employer or any employee contributions may be made to the plan for that limitation year. Excess amounts may not be distributed to Participants or former Participants.

      (b) Combined Limitations -- Other Defined Contribution Plan

            (1) This Subsection applies if, in addition to this plan, the Participant is covered under another qualified defined contribution plan (e.g. Stock Bonus and 401(k)) maintained by the Employer, a welfare benefit fund, as defined in Code Section 419(e) maintained by the Employer, or an individual medical account, as defined in Code Section 415(l)(2), maintained by the Employer, which provides an annual addition as defined in Section 5.1(d)(1), during any limitation year. The annual additions which may be credited to a Participant's account under this plan for any such limitation year will not exceed the maximum permissible amount reduced by the annual additions credited to a Participant's account under the other plans and welfare benefit funds for the same limitation year. If the annual additions with respect to the Participant under other defined contribution plans and welfare benefit funds maintained by the Employer are less than the maximum permissible amount and the Employer contribution that would otherwise be contributed or allocated to the Participant's account under this plan would cause the annual additions for the limitation year to exceed this limitation, the amount contributed or allocated will be reduced so that the annual additions under all such plans and funds for the limitation year will equal the maximum permissible amount. If the annual additions with respect to the Participant under such other defined contribution plans and welfare benefit funds in the aggregate are equal to or greater than the maximum permissible amount, no amount will be contributed or allocated to the Participant's account under this plan for the limitation year.

            (2) Prior to determining the Participant's actual compensation for the limitation year, the Employer may determine the maximum permissible amount for a Participant in the manner described in Section 5.1(a)(2).

            (3) As soon as is administratively feasible after the end of the limitation year, the maximum permissible amount for the limitation year will be determined on the basis of the Participant's actual compensation for the limitation year.

            (4) If, pursuant to Section 5.1(b)(3) or as a result of the allocation of forfeitures, a Participant's annual additions under this plan and such other plans would result in an excess amount for a limitation year, the excess amount will be deemed to consist of the annual additions last allocated, except that annual additions attributable to a welfare benefit fund or individual medical account will be deemed to have been allocated first regardless of the actual allocation date.

            (5) If an excess amount was allocated to a Participant on an allocation date of this plan which coincides with an allocation date of another plan, the excess amount will be disposed of in the manner provided in Section 3.1(c).

            (6) Any excess amount attributed to this plan will be disposed of in the manner described in Section 5.1(a)(4).

      (c) Combined Limitations -- Other Defined Benefit Plan

      If the Employer maintains, or at any time maintained, a qualified defined benefit plan covering any Participant in this plan, the sum of the Participant's defined benefit plan fraction and defined contribution plan fraction will not exceed 1.0 in any limitation year. Any excess amounts shall be disposed of in the manner provided in Section 3.1(c). Any excess amount attributed to this plan will be disposed of in the manner described in Section 5.1(a)(4).

      (d) Definitions (Code Section 415 Limitations)

            (1) Annual Additions - The sum of the following amounts credited to a Participant's account for the limitation year:

                  (A) Employer contributions,

                  (B) employee contributions,

                  (C) forfeitures, and

                  (D) amounts allocated, after March 31, 1984, to an individual medical account, as defined in Code Section 415(l)(2), which is part of a pension or annuity plan maintained by the Employer are treated as annual additions to a defined contribution plan. Also amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits, allocated to the separate account of a key employee, as defined in Code Section 419A(d)(3), under a welfare benefit fund, as defined in Code Section 419(e), maintained by the Employer are treated as annual additions to a defined contribution plan.

      For this purpose, any excess amount applied under Section 5.1(a)(4) or
(b)(6) in the limitation year to increase the accounts of Participants who did not have an excess amount or to reduce Employer contributions will be considered annual additions for such limitation year.

      Annual additions shall not include forfeitures of company stock purchased with the proceeds of an exempt loan and Employer contributions applied to the payment of interest on an exempt loan if no more than one-third of the Employer contribution for the year is allocated to the account of highly compensated employees.

      Further, annual additions shall not include proceeds from the sale of company stock as such proceeds constitute earnings on a plan asset allocable as such.

            (2) Compensation - A Participant's earned income and any earnings reportable as W-2 wages for Federal income tax withholding purposes.. W-2 wages means wages as defined in Code Section 3401(a) but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2)).

      Compensation shall include elective contributions as defined in Section 1.2(a). For or purposes of applying the limitations of this Section 5.1, compensation for a limitation year is the compensation actually paid or includible in gross income during such limitation year.

      Notwithstanding the preceding sentence, compensation for a Participant in a defined contribution plan who is permanently and totally disabled (as defined in Code Section 22(e)(3)) is the compensation such Participant would have received for the limitation year if the Participant had been paid at the rate of compensation paid immediately before becoming permanently and totally disabled; such imputed compensation for the disabled Participant may be taken into account only if the contributions made on behalf of such Participant are nonforfeitable when made.

          (3) Defined Benefit Fraction - A fraction, the numerator of which is the sum of the Participant's projected annual benefits under all the defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of 125 percent of the dollar limitation determined for the limitation year under Code Sections 415(b) and (d) or 140 percent of the highest average compensation, including any adjustments under Code Section 415(b).

     Notwithstanding the above, if the Participant was a Participant as of the first day of the first limitation year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125 percent of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last limitation year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code Section 415 for all limitation years beginning before January 1, 1987.

          (4) Defined Contribution Dollar Limitation - $30,000, as adjusted under Code Section 415(d).

          (5) Defined Contribution Fraction - A fraction, the numerator of which is the sum of the annual additions to the Participant's account under all the defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior limitation years (including the annual additions attributable to the Participant's nondeductible employee contributions to all defined benefit plans, whether or not terminated, maintained by the Employer, and the annual additions attributable to all welfare benefit funds, as defined in Code Section 419(e), and individual medical accounts, as defined in Code Section 415(l)(2), maintained by the Employer), and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior limitation years of service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The maximum aggregate amount in any limitation year is the lesser of 125 percent of the dollar limitation determined under Code Sections 415(b) and (d) in effect under Code Section 415(c)(1)(A) or 35 percent of the Participant's compensation for such year.

     If the employee was a Participant as of the end of the first day of the first limitation year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this plan. Under the adjustment, an amount equal to the product of(1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last limitation year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the plan made after May 5, 1986, but using the Code Section 415 limitation applicable to the first limitation year beginning on or after January 1, 1987.

      The annual addition for any limitation year beginning before January 1, 1987, shall not be recomputed to treat all employee contributions as annual additions.

            (6) Employer - For purposes of this Section 5.1, Employer shall mean the Employer that adopts this plan, and all members of a controlled group of corporations (as defined in Code Section 414(b) as modified by Section 415(h)), all commonly controlled trades or businesses (as defined in Code Section 414(c) as modified by Section 415(h)) or affiliated service groups (as defined in Code
Section 414(m)) of which the adopting Employer is a part, and any other entity required to be aggregated with the Employer pursuant to regulations under Code
Section 414(o).

            (7) Excess Amount - The excess of the Participant's annual additions for the limitation year over the maximum permissible amount.

            (8) Highest Average Compensation - The average compensation for the three consecutive years of service with the Employer that produces the highest average. A year of service with the Employer is the 12-consecutive month period coinciding with the plan year.

            (9) Limitation Year - A calendar year, or the 12-consecutive month period coinciding with the plan year, unless the Employer adopts another 12-consecutive month period by means of a written resolution. All qualified plans maintained by the Employer must use the same limitation year. If the limitation year is amended to a different 12-consecutive month period, the new limitation year must begin on a date within the limitation year in which the amendment is made.

            (10) Maximum Permissible Amount - The maximum annual addition that may be contributed or allocated to a Participant's account under the plan for any limitation year shall not exceed the lesser of:

                  (A) the defined contribution dollar limitation as defined in
Section 5.1(d)(4), or

                  (B) 25 percent of the Participant's compensation for the limitation year.

      The compensation limitation referred to in (B) shall not apply to any contribution for medical benefits (within the meaning of Code Section 401(h) or Code Section 419A(f)(2)) which is otherwise treated as an annual addition under Code Section 415(l)(1) or 419A(d)(2).

      If a short limitation year is created because of an amendment changing the limitation year to a different 12-consecutive month period, the maximum permissible amount will not exceed the defined contribution dollar limitation multiplied by the following fraction:

                  Number of months in the short limitation year
                  ---------------------------------------------
                                       12

            (11) Projected Annual Benefit - The annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or qualified joint and survivor annuity) to which the Participant would be entitled under the terms of the plan assuming:

                  (A) the Participant will continue employment until normal retirement age under the plan (or current age, if later), and

                  (B) the Participant's compensation for the current limitation year and all other relevant factors used to determine benefits under the plan will remain constant for all future limitation years.

Section 5.2 Joint and Survivor Annuity Requirements

      (a) Non-application to This Plan - No annuity form of payment is provided under Section 4.3(b), all funds that are subject to a qualified Participant's investment direction are transferred to the Wilson Greatbatch Ltd. Equity Plus Plan - 401(k) Retirement Plan, and no direct or indirect transfer is accepted under Section 3.7 from a defined benefit plan, money purchase pension plan (including a target benefit plan), stock bonus or profit sharing plan which would otherwise have provided for a life annuity form of payment to any participant; therefore, the requirements of Code Sections 401(a)(11) and 417 do not apply to this employee stock ownership plan, except for the provisions of
Section 5.2(b) and (c).

      (b) Restrictions on Immediate Distributions - If the value of a Participant's vested account balance derived from Employer and employee contributions exceeds (or at the time of any prior distribution exceeded) $5,000, and the account balance is immediately distributable, the Participant must consent to any distribution of such account balance. The consent of the Participant shall be obtained in writing within the 90-day period ending on the annuity starting date. The annuity starting date is the first day of the first period for which an amount is paid as an annuity or any other form. The plan administrator shall notify the Participant of the right to defer any distribution until the Participant's account balance is no longer immediately distributable. Such notification shall include a general description of the material features, and an explanation of the relative values of, the optional forms of benefit available under the plan in a manner that would satisfy the notice requirements of Code Section 417(a)(3), and shall be provided no less than 30 days and no more than 90 days prior to the annuity starting date.

      The consent of the Participant shall not be required to the extent that a distribution is required to satisfy Code Section 401(a)(9) or Section 415. In addition, upon termination of this plan if the plan does not offer an annuity option (purchased from a commercial provider) and if the Employer or any entity within the same controlled group as the Employer does not maintain another defined contribution plan (other than an employee stock ownership plan as defined in Code Section 4975(e)(7)), the Participant's account balance may, without the Participant's consent, be distributed to the Participant. However, if any entity within the same controlled group as the Employer maintains another defined contribution plan (other than an employee stock ownership plan as defined in Code Section 4975(e)(7)), the Participant's account balance will be transferred, without the Participant's consent, to the other plan if the Participant does not consent to an immediate distribution.

      An account balance is immediately distributable if any part of the account balance could be distributed to the Participant before the Participant attains (or would have attained if not deceased) the later of normal retirement age or age 62.

      (c) Safe Harbor Rules

      This Paragraph (c) shall apply to a Participant in this stock bonus plan if the following conditions are satisfied: (1) the Participant does not or cannot elect payments in the form of a life annuity; and (2) on the death of a Participant, the Participant's vested account balance will be paid to the Participant's surviving spouse, but if there is no surviving spouse, or if the surviving spouse has consented in a manner conforming to a qualified election, then to the Participant's designated beneficiary. The surviving spouse may elect to have distribution of the vested account balance commence within the 90-day period following the date of the Participant's death. The account balance shall be adjusted for gains or losses occurring after the Participant's death in accordance with the provisions of the plan governing the adjustment of account balances for other types of distributions. This Paragraph (c) shall not be operative with respect to a Participant if the plan is a direct or indirect transferee of a defined benefit plan, money purchase plan, target benefit plan, stock bonus plan, or profit-sharing plan which is subject to the survivor annuity requirements of Code Section 401(a)(11) and Section 417.

            (1) The Participant may waive the spousal death benefit described in this Paragraph (c) at any time provided that no such waiver shall be effective unless it satisfies the conditions of Paragraph (c)(3) that would apply to the Participant's waiver of the qualified preretirement survivor annuity.

            (2) For purposes of this Paragraph (c), vested account balance shall mean the aggregate value of the Participant's vested account balances derived from Employer and employee contributions (including rollovers), whether vested before or upon death, including the proceeds of insurance contracts, if any, on the Participant's life. The provisions of this Subsection 5.2 shall apply to a Participant who is vested in amounts attributable to Employer contributions, employee contributions (or both) at the time of death or distribution.

            (3) Any waiver of a qualified preretirement survivor annuity shall not be effective unless: (a) the Participant's spouse consents in writing to the election; (b) the election designates a specific beneficiary, including any class of beneficiaries or any contingent beneficiaries, which may not be changed without spousal consent (or the spouse expressly permits designations by the Participant without any further spousal consent); (c) the spouse's consent acknowledges the effect of the election; and (d) the spouse's consent is witnessed by a plan representative or notary public. Additionally, a Participant's waiver shall not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent (or the spouse expressly permits designations by the Participant without any further spousal consent). If it is established to the satisfaction of a plan representative that there is no spouse or that the spouse cannot be located, a waiver will be deemed a qualified election.

      Any consent by a spouse obtained under this provision (or establishment that the consent of a spouse may not be obtained) shall be effective only with respect to such spouse. A consent that permits designations by the Participant without any requirement of further consent by such spouse must acknowledge that the spouse has the right to limit consent to a specific beneficiary, and a specific form of benefit where applicable, and that the spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Participant without the consent of the spouse at any time before the commencement of benefits. The number of revocations shall not be limited.

Section 5.3 Distribution Requirements

      Subject to Subsection 5.2 Joint and Survivor Annuity Requirements, the requirements of this Subsection 5.3 shall apply to any distribution of a Participant's interest and will take precedence over any inconsistent provisions of this plan. Unless otherwise specified, the provisions of this Subsection apply to calendar years beginning after December 31, 1984.

      All distributions required under this Subsection shall be determined and made in accordance with the proposed regulations under Code Section 401(a)(9), including the minimum distribution incidental benefit requirement of Section 1.401(a)(9)-2 of the Proposed Regulations.

      (a) Required Beginning Date - The entire interest of a Participant must be distributed or begin to be distributed no later than the Participant's required beginning date.

      (b) Limits on Distribution Periods - As of the first distribution calendar year, distributions, if not made in a single sum, may only be made over one of the following periods (or a combination thereof):

            (1) the life of the Participant,

            (2) the life of the Participant and a designated beneficiary,

            (3) a period certain not extending beyond the life expectancy of the Participant, or

            (4) a period certain not extending beyond the joint and last survivor expectancy of the Participant and a designated beneficiary.

      (c) Determination of Amount to Be Distributed Each Year - If the Participant's interest is to be distributed in other than a single sum, the following minimum distribution rules shall apply on or after the required beginning date.

            (1) Individual Account

                  (A) If a Participant's benefit is to be distributed over (1) a period not extending beyond the life expectancy (tables in IRS Publication 590) of the Participant or the joint life and last survivor expectancy of the Participant and the Participant's designated beneficiary or (2) a period not extending beyond the life expectancy of the designated beneficiary, the amount required to be distributed for each calendar year, beginning with distributions for the first distribution calendar year, must at least equal the quotient obtained by dividing the Participant's benefit by the applicable life expectancy.

                  (B) The amount to be distributed each year, beginning with distributions for the first distribution calendar year shall not be less than the quotient obtained by dividing the Participant's benefit by the lesser of(1) the applicable life expectancy or (2) if the Participant's spouse is not the designated beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of Section 1.401(a)(9)-2 of the Proposed Regulations. Distributions after the death of the Participant shall be distributed using the applicable life expectancy in Paragraph (c)(1)(A) above as the relevant divisor without regard to Proposed Regulation Section 1.401(a)(9)-2.

                  (C) The minimum distribution required for the Participant's first distribution calendar year must be made on or before the Participant's required beginning date. The minimum distribution for other calendar years, including the minimum distribution for the distribution calendar year in which the employee's required beginning date occurs, must be made on or before December 31 of that distribution calendar year.

            (2) Other Forms - If the Participant's benefit is distributed in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of Code Section 401(a)(9) and the proposed regulations thereunder.

      (d) Death Distribution Provisions

            (1) Distribution beginning before death - If the Participant dies after distribution of his or her interest has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

            (2) Distribution beginning after death - If the Participant dies before distribution of his or her interest begins, distribution of the Participant's entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death except to the extent that an election is made to receive distributions in accordance with (A) or (B) below:

                  (A) If any portion of the Participant's interest is payable to a designated beneficiary, distributions may be made over the life or over a period certain not greater than the life expectancy of the designated beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died;

                  (B) If the designated beneficiary is the Participant's surviving spouse, the date distributions are required to begin in accordance with (A) above shall not be earlier than the later of (i) December 31 of the calendar year immediately following the calendar year in which the Participant died and (ii) December 31 of the calendar year in which the Participant would have attained age 70 1/2.

      If the Participant has not made an election pursuant to this Paragraph
(d)(2) by the time of his or her death, the Participant's designated beneficiary must elect the method of distribution no later than the earlier of (1) December 31 of the calendar year in which distributions would be required to begin under this Paragraph, or (2) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Participant. If the Participant has no designated beneficiary, or if the designated beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

            (3) For purposes of Paragraph (d)(2) above, if the surviving spouse dies after the Participant, but before payments to such spouse begin, the provisions of Paragraph

(d)(2) with the exception of paragraph (B) therein, shall be applied as if the surviving spouse were the Participant.

            (4) For purposes of this Paragraph (d), any amount paid to a child of the Participant will be treated as if it had been paid to the surviving spouse if the amount becomes payable to the surviving spouse when the child reaches the age of majority.

            (5) For the purposes of this Paragraph (d), distribution of a Participant's interest is considered to begin on the Participant's required beginning date (or, if Subparagraph (3) above is applicable, the date distribution is required to begin to the surviving spouse pursuant to Subparagraph (2) above). If distribution in the form of an annuity irrevocably commences to the Participant before the required beginning date, the date distribution is considered to begin is the date distribution actually commences.

      (e) Definitions (Code Section 401(a)(9) Requirements)

            (1) Applicable Life Expectancy - The life expectancy (or joint and last survivor expectancy) calculated using the attained age of the Participant (or designated beneficiary) as of the Participant's (or designated beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated, the applicable life expectancy shall be the life expectancy as so recalculated. The applicable calendar year shall be the first distribution calendar year, and if life expectancy is being recalculated such succeeding calendar year.

            (2) Designated Beneficiary - The individual who is designated as the beneficiary under the plan in accordance with Code Section 401(a)(9) and the proposed regulations thereunder.

            (3) Distribution Calendar Year - A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin pursuant to Paragraph (d) above.

            (4) Life Expectancy - Life expectancy and joint and last survivor expectancy are computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the Income Tax Regulations.

      Unless otherwise elected by the Participant (or spouse, in the case of distributions described in Paragraph (d)(2)(B) above) by the time distributions are required to begin, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Participant (or spouse) and shall apply to all subsequent years. The life expectancy of a nonspouse beneficiary may not be recalculated.

            (5) Participant's Benefit

                  (A) The account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date.

                  (B) Exception for second distribution calendar year. For purposes of Subparagraph (5)(A) above, if any portion of the minimum distribution for the first distribution calendar year is made in the second distribution calendar year on or before the required beginning date, the amount of the minimum distribution made in the second distribution calendar year shall be treated as if it had been made in the immediately preceding distribution calendar year.

            (6) Required Beginning Date

                  (A) Non-5-percent owner - The required beginning date is April 1 of the calendar year following the later of: (i) the calendar year in which the Participant attains age 70 1/2, or (ii) the calendar year in which the Participant retires. If a Participant who is not a 5-percent owner attains age 70 1/2 after December 31, 1995 and before January 1, 1999, the Participant shall be permitted to elect to commence the distribution of his benefits as if his required beginning date were April 1 of the calendar year following the calendar year in which he attains age 70 1/2.

                  (B) 5-percent owner - The required beginning date for a Participant who is a 5-percent owner is April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2. A Participant is treated as a 5-percent owner for purposes of this Paragraph (e) if such Participant is a 5-percent owner as defined in Code Section 416(i) (determined in accordance with Section 416 but without regard to whether the plan is top-heavy) at any time during the plan year ending with or within the calendar year in which such owner attains age 66 1/2 or any subsequent plan year.

                  (C) Once distributions have begun to a 5-percent owner under this Paragraph, they must continue to be distributed, even if the Participant ceases to be a 5-percent owner in a subsequent year.

Section 5.4 Top-Heavy Provisions

      (a) Application of Provisions - If the plan is or becomes top-heavy in any plan year beginning after December 31, 1983, the provisions of Subsection 5.4 will supersede any conflicting provisions in the plan.

      (b) Minimum Allocation

            (1) Except as otherwise provided in (3) and (4) below, the Employer contributions and forfeitures allocated on behalf of any Participant who is not a key employee shall not be less than the lesser of three percent of such Participant's compensation (as defined in Section 1.2) or in the case where the Employer has no defined benefit plan which designates this plan to satisfy Code
Section 401, the largest percentage of Employer contributions and forfeitures, as a percentage of the key employee's compensation which may be taken into account under Section 1.2(c), allocated on behalf of any key employee for that year. The minimum allocation is determined without regard to any Social Security contribution. This minimum allocation shall be made even though, under other plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the year because of
(i) the

Participant's failure to complete 1,000 hours of service (or any equivalent provided in the plan), or (ii) the Participant's failure to make mandatory employee contributions to the plan, or (iii) compensation less than a stated amount.

            (2) For purposes of computing the minimum allocation, compensation shall mean compensation as defined in Section 1.2(a) of the plan.

            (3) The provision in (1) above shall not apply to any Participant who was not employed by the Employer on the last day of the plan year.

            (4) The provision in (1) above shall not apply to any Participant to the extent the Participant is covered under any other plan or plans of the Employer and the Employer has provided in Section 3.2 that the minimum allocation or benefit requirement applicable to top-heavy plans will be met in the other plan or plans. If this plan is intended to meet the minimum allocation or benefit requirement applicable to another plan or plans, the Employer shall so provide in Section 3.2.

            (5) The minimum allocation required (to the extent required to be nonforfeitable under Code Section 4 16(b)) may not be forfeited under Code
Section 411(a)(3)(B) or 411(a)(3)(D).

      (c) Adjustments in Code Section 415 Limits - If the plan is top-heavy, the defined benefit fraction and the defined contribution fraction shall be computed by applying a factor of 1.0 (instead of 1.25) to the applicable dollar limits under Code Section 415(b)(1)(A) and 415(C)(1)(A) for such year, unless the plan meets both the following conditions:

            (1) Such plan would not be a top-heavy plan if "90%" were substituted for "60%" in the top-heavy tests; and

            (2) The minimum Employer contribution percentage under paragraph (b) is 4 percent instead of 3 percent.

      However, the reduced Code Section 415 factor of 1.0 shall not apply under a top-heavy plan with respect to any individual so long as there are no Employer contributions, forfeitures, or voluntary non-deductible contributions allocated to such individual.

      (d) Minimum Vesting Schedules - For any plan year in which this plan is top-heavy, the following minimum vesting schedule shall automatically apply to the plan:

                      Years of Service    Vesting Percentage
                      ----------------    ------------------
                           0 Years                   0%
                             1                      20%
                             2                      40%
                             3                      60%
                             4                      80%
                       5 or More Years             100%

     The minimum vesting schedule shall apply to all benefits within the meaning of Code Section 411(a)(7) except those attributable to employee contributions, including benefits accrued before the effective date of Code Section 416 and benefits accrued before the plan became top-heavy. Further, no decrease in a Participant's nonforfeitable percentage may occur in the event the plan's status as top-heavy changes for any plan year, and the provisions of Section 7.2(d) shall apply. However, this Section does not apply to the account balances of any employee who does not have an hour of service after the plan has initially become top-heavy and such employee's account balance attributable to Employer contributions and forfeitures will be determined without regard to this Section.

      (e) Definitions (Code Section 416 Requirements)

            (1) Key Employee - Any employee or former employee (and the beneficiaries of such employee) who at any time during the determination period was an officer of the Employer if such individual's annual compensation exceeds 50 percent of the dollar limitation under Code Section 415(b)(1)(A), an owner (or considered an owner under Code Section 318) of one of the ten largest interests in the Employer if such individual's compensation exceeds 100 percent of the dollar limitation under Code Section 415(c)(1)(A), a 5-percent owner of the Employer, or a 1-percent owner of the Employer who has an annual compensation of more than $150,000. Annual compensation means compensation as defined in Code Section 415(c)(3), but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the employee's gross income under Code Section 125, Section 402(a)(8), Section 402(h) or Section 403(b). The determination period is the plan year containing the determination date and the four (4) preceding plan years.

      The determination of who is a key employee will be made in accordance with Code Section 416(i)(1) and the regulations thereunder.

            (2) Top-Heavy Plan - For any plan year beginning after December 31, 1983, this plan is top-heavy if any of the following conditions exists:

                  (A) If the top-heavy ratio for this plan exceeds 60 percent and this plan is not part of any required aggregation group or permissive aggregation group of plans.

                  (B) If this plan is a part of a required aggregation group of plans but not part of a permissive aggregation group and the top-heavy ratio for the group of plans exceeds 60 percent.

                  (C) If this plan is a part of a required aggregation group and part of a permissive aggregation group of plans and the top-heavy ratio for the permissive aggregation group exceeds 60 percent.

            (3) Top-Heavy Ratio

                  (A) If the Employer maintains one or more defined contribution plans (including any Simplified Employee Pension Plan) and the Employer has not maintained any defined benefit plan which during the 5-year period ending on the determination date(s) has or has had accrued benefits, the top-heavy ratio for this plan alone or for the required or permissive aggregation group as appropriate is a fraction, the numerator of which is the sum of the account balances of all key employees as of the determination date(s) (including any part of any account balance distributed in the 5-year period ending on the determination date(s)), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the 5-year period ending on the determination date(s)), both computed in accordance with Code Section 416 and the regulations thereunder. Both the numerator and denominator of the top-heavy ratio are increased to reflect any contribution not actually made as of the determination date, but which is required to be taken into account on that date under Code Section 416 and the regulations thereunder.

                  (B) If the Employer maintains one or more defined contribution plans (including any Simplified Employee Pension Plan) and the Employer maintains or has maintained one or more defined benefit plans which during the 5-year period ending on the determination date(s) has or has had any accrued benefits, the top-heavy ratio for any required or permissive aggregation group as appropriate is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all key employees, determined in accordance with (A) above, and the present value of accrued benefits under the aggregated defined benefit plan or plans for all key employees as of the determination date(s), and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all Participants, determined in accordance with (A) above, and the present value of accrued benefits under the defined benefit plan or plans for all Participants as of the determination date(s), all determined in accordance with Code Section 416 and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the top-heavy ratio are increased for any distribution of an accrued benefit made in the five-year period ending on the determination date.

                  (C) For purposes of (A) and (B) above the value of account balances and the present value of accrued benefits will be determined as of the most recent valuation date that falls within or ends with the 12-month period ending on the determination date, except as provided in Code Section 416 and the regulations thereunder for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of a Participant (1) who is not a key employee but who was a key employee in a prior year, or (2) who has not been credited with at least one hour of service with any Employer maintaining the plan at any time during the 5-year period ending on the determination date will be disregarded. The calculation of the top-heavy ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code Section 416 and the regulations thereunder. Deductible employee contributions will not be taken into account for purposes of computing the top-heavy ratio. When aggregating plans the value of account balances and accrued benefits will be calculated with reference to the determination dates that fall within the same calendar year.

      The accrued benefit of a Participant other than a key employee shall be determined under (1) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (2) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code Section 411(b)(1)(C).

            (4) Permissive Aggregation Group - The required aggregation group of plans plus any other plan or plans of the Employer which, when considered as a group with the required aggregation group, would continue to satisfy the requirements of Code Sections 401(a)(4) and 410.

            (5) Required Aggregation Group - (1) Each qualified plan of the Employer in which at least one key employee participates or participated at any time during the determination period (regardless of whether the plan has terminated), and (2) any other qualified plan of the Employer which enables a plan described in (1) to meet the requirements of Code Sections 401(a)(4) or 410.

            (6) Determination Date - For any plan year subsequent to the first plan year, the last day of the preceding plan year. For the first plan year of the plan, the last day of that year.

            (7) Valuation Date - The allocation date as defined in Section 1.3(b), which shall be the date as of which account balances or accrued benefits are valued for purposes of calculating the top-heavy ratio.

            (8) Present Value - Present value shall be based only on the interest and mortality rates specified in the Employer's defined benefit plan.

            (9) Non-Key Employee - Any employee who is not a key employee. Non-key employees include employees who are former key employees.

Section 5.6  ESOP Distribution Options

      (a) The Employer retains the sole discretion to implement the provisions of this Section 5.6. Such discretion may only be exercised through a duly adopted plan amendment. Except to the extent permitted by ERISA, the Code and regulations thereunder, any such amendment shall only be effective prospectively. No such amendment shall violate Code Section 411(d)(6).

      (b) Right to Receive Stock

      The right to receive distributions in the form of shares of company stock shall be automatically terminated in the event of the sale or other disposition by the trustee of all shares of company stock held by the trust.

      (c) Restricted Stock

            (1) Notwithstanding anything contained herein to the contrary, if the Employer's charter or by-laws restrict ownership of substantially all shares of company stock to employees and the trust fund, as described in Code Section 409(h)(2), the administrator shall distribute a Participant's account entirely in cash without granting the Participant the right to demand distribution in shares of company stock.

            (2) Except as otherwise provided herein, company stock distributed by the trustee may be restricted as to sale or transfer by the by-laws or articles of incorporation of the Employer, provided restrictions are applicable to all company stock of the same class. If a Participant is required to offer the sale of his company stock to the Employer before offering to sell his company stock to a third party, in no event may the Employer pay a price less than that offered to the distributee by another potential buyer making a bona fide offer and in no event shall the trustee pay a price less than the fair market value of the company stock.

      (d) Right of First Refusal

            (1) If any Participant, his beneficiary or any other person to whom shares of company stock are distributed from the plan (the selling Participant) shall, at any time that the stock is not publicly traded, desire to sell some or all of such shares (the offered shares) to a third party, the selling Participant shall give written notice of such desire to the Employer and the administrator. The notice shall contain the number of shares offered for sale, the proposed terms of the sale and the names and addresses of both the selling Participant and third party. Both the trust fund and the Employer shall each have the right of first refusal for a period of fourteen (14) days from the date the selling Participant gives such written notice to the Employer and the administrator to acquire the offered shares. The fourteen day period shall run concurrently against the trust fund and the Employer. As between the trust fund and the Employer, the trust fund shall have priority to acquire the shares pursuant to the right of first refusal. The selling price and terms shall not be less than the greater of the value of the stock determined under Section 6.7(b) or the price and terms offered by the third party.

            (2) If the trust fund and the Employer do not exercise their right of first refusal within the required fourteen day period provided above, the selling Participant shall have the right, at any time following the expiration of such period, to dispose of the offered shares to the third party; provided, however, that (i) no disposition shall be made to the third party on terms more favorable to the third party than those set forth in the written notice previously given by the selling Participant, and (ii) if such disposition shall not be made to a third party on the terms offered to the Employer and the trust fund, the offered shares shall again be subject to the right of first refusal set forth above.

            (3) The closing pursuant to the exercise of the right of first refusal shall take place at such place agreed upon between the administrator and the selling Participant, but not later than ten (10) days after the Employer or the trust fund shall have notified the selling Participant of the exercise of the right of first refusal. At such closing, the selling Participant shall deliver certificates representing the offered shares duly endorsed in blank for transfer, or with stock powers attached duly executed in blank with all required transfer tax stamps attached or provided for, and the Employer or the trust fund shall deliver the purchase price, or an appropriate portion thereof, to the selling Participant.

      (e) Put Option

            (1) If company stock is distributed to a Participant and such company stock is not readily tradable on an established securities market, a Participant has a right to require the Employer to repurchase the company stock distributed to such Participant under a fair valuation formula. Such stock shall be subject to the provisions of (c).

            (2) The put option must be exercisable only by a Participant, by the Participant's donees, or by a person (including an estate or its distributee) to whom the company stock passes by reason of a Participant's death. The put option must permit a Participant (or beneficiary) to put the company stock to the Employer. Under no circumstances may the put option bind the plan. However, it shall grant the plan an option to assume the rights and obligations of the Employer at the time that the put option is exercised. If it is known at the time a loan is made that Federal or State law will be violated by the Employer's honoring such put option, the put option must permit the company stock to be put, in a manner consistent with such law, to a third party (e.g., an affiliate of the Employer or a shareholder other than the plan) that has substantial net worth at the time the loan is made and whose net worth is reasonably expected to remain substantial.

      The put option shall commence as of the day following the date the company stock is distributed to the Participant (or beneficiary) and end 60 days thereafter and if not exercised within such 60-day period, an additional 60-day option shall commence on the first day of the fifth month of the plan year next following the date the stock was distributed to the Participant (or such other 60-day period as provided in Code regulations). However, in the case of company stock that is publicly traded without restrictions when distributed but ceases to be so traded within either of the 60-day periods described herein after distribution, the Employer must notify each holder of such company stock in writing on or before the tenth day after the date the company stock ceases to be so traded that for the remainder of the applicable 60-day period the company stock is subject to the put option. The number of days between the tenth day and the date on which notice is actually given, if later than the tenth day, must be added to the duration of the put option. The notice must inform distributees of the term of the put options that they are to hold. The terms must satisfy the requirements of this paragraph.

      The put option is exercised by the holder by notifying the Employer in writing that the put option is being exercised. The notice shall state the name and address of the holder and the number of shares to be sold. Upon receipt of a written notification from the holder, the Employer shall immediately inform the administrator of such notice. The administrator shall have 10 days to notify the Employer if it wishes the trust fund to assume the rights and obligations of the Employer with respect to the required purchase of company stock.

      The period during which a put option is exercisable does not include any time when a distributee is unable to exercise it because the party bound by the put option is prohibited from honoring it by applicable Federal or State law. The price at which a put option must be exercisable is the value of the company stock determined in accordance with Section 6.7(b) as of the allocation date coincident with or immediately preceding the Employer's receipt of the written notification. The total purchase price shall be paid to the holder within 30 days after the notification, provided however, that the Employer may defer such payments on a reasonable basis, if it gives written notice to the holder within the 30 day period. Such deferred payments shall be paid in substantially equal monthly, quarterly, semiannual, or annual installments over a period certain beginning not later than thirty (30) days after the exercise of the put option and not extending beyond five (5) years. The deferral of payment is reasonable if adequate security and a reasonable interest rate on the unpaid amounts are provided. The amount to be paid under the put option involving installment distributions must be paid not later than thirty (30) days after the exercise of the put option. Payment under a put option must not be restricted by the provisions of a loan or any other arrangement, including the terms of the Employer's articles of incorporation, unless so required by applicable state law.

      For purposes of this Section, total distribution means a distribution to a Participant or his beneficiary within one taxable year of the Participant's entire vested account.

            (3) An arrangement involving the plan that creates a put option must not provide for the issuance of put options other than as provided under this Section. The plan (and the trust fund) must not otherwise obligate itself to acquire company stock from a particular holder thereof at an indefinite time determined upon the happening of an event such as the death of the holder.

                      ARTICLE VI ADMINISTRATION OF THE PLAN

Section 6.1  Fiduciary Responsibility

      (a) Fiduciary Standards - A fiduciary shall discharge his duties with respect to a plan solely in the interest of the Participants and beneficiaries and --

      For the exclusive purpose of providing benefits to Participants and their beneficiaries and defraying reasonable expenses of administering the plan;

      With the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims;

      By diversifying the investments of the plan so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and

      In accordance with the documents and instruments governing the plan insofar as such documents and instruments are consistent with the provisions of ERISA.

      (b) Allocation of Fiduciary Responsibility

            (1) It is intended to allocate to each fiduciary, either named or otherwise, the individual responsibility for the prudent execution of the functions assigned to him. None of the allocated responsibilities or any other responsibilities shall be shared by two or more fiduciaries unless specifically provided for in the plan.

            (2) When one fiduciary is required to follow the directions of another fiduciary, the two fiduciaries shall not be deemed to share such responsibility. Instead, the responsibility of the fiduciary giving the directions shall be deemed to be his sole responsibility and the responsibility of the fiduciary receiving directions shall be to follow those directions insofar as such instructions on their face are proper under applicable law.

            (3) Any person or group of persons may serve in more than one fiduciary capacity with respect to this plan.

            (4) A fiduciary under this plan may employ one or more persons, including independent accountants, attorneys and actuaries to render advice with regard to any responsibility such fiduciary has under the plan.

      (c) Indemnification by Employer - Unless resulting from the gross negligence, willful misconduct or lack of good faith on the part of a fiduciary who is an officer or employee of the Employer, the Employer shall indemnify and save harmless such fiduciary from, against, for and in respect of any and all damages, losses, obligations, liabilities, liens, deficiencies, costs and expenses, including without limitation, reasonable attorney's fees and other costs and expenses incident to any suit, action, investigation, claim or proceedings suffered in connection with his acting as a fiduciary under the plan.

      (d) Named Fiduciary - The person or persons named by the Employer as having fiduciary responsibility for the management and control of plan assets shall be known as the "named fiduciary" hereunder. Such responsibility shall include the appointment of the plan administrator (Section 6.2(a)), the trustee (Section 6.4(a)) and the investment manager (Section 6.4(b)), and the deciding of benefit appeals (Section 6.3).

      (e) Bonding - Every fiduciary, except a bank or an insurance company, unless exempted by the ERISA and regulations thereunder, shall be bonded in an amount not less than 10% of the amount of the funds such fiduciary handles; provided, however, that the minimum bond shall be $1,000 and the maximum bond, $500,000. The amount of funds handled shall be determined at the beginning of each plan year by the amount of funds handled by such person, group, or class to be covered and their predecessors, if any, during the preceding plan year, or if there is no preceding plan year, then by the amount of the funds to be handled during the then current year. The bond shall provide protection to the plan against any loss by reason of acts of fraud or dishonesty by the fiduciary alone or in connivance with others. The surety shall be a corporate surety company (as such term is used in ERISA Section 412(a)(2)), and the bond shall be in a form approved by the Secretary of Labor. Notwithstanding anything in the plan to the contrary, the cost of such bonds shall be an expense of and may, at the election of the administrator, be paid from the trust fund or by the Employer.

Section 6.2  Plan Administrator

      (a) Appointment of Plan Administrator

      The named fiduciary shall appoint a plan administrator who may be a person or an administrative committee consisting of no more than five members. Vacancies occurring upon resignation or removal of a plan administrator or a committee member shall be filled promptly by the named fiduciary. Any administrator may resign at any time by giving notice of his resignation to the named fiduciary, and any administrator may be removed at any time by the named fiduciary. The named fiduciary shall review at regular intervals the performance of the administrator(s) and shall re-evaluate the appointment of such administrator(s). After the named fiduciary has appointed the administrator and has received a written notice of acceptance, the fiduciary responsibility for administration of the plan shall be the responsibility of the plan administrator or administrative committee.

      (b) Duties and Powers of Plan Administrator

      The plan administrator shall have the following duties and discretionary powers and such other duties and discretionary powers as relate to the administration of the plan:

            (1) To determine in a non-discriminatory manner all questions relating to the eligibility of employees to become Participants.

            (2) To determine in a non-discriminatory manner eligibility for benefits and to determine and certify the amount and kind of benefits payable to Participants.

            (3) To authorize all disbursements from the fund.

            (4) To appoint or employ any independent person to perform necessary plan functions and to assist in the fulfillment of administrative responsibilities as he deems advisable, including legal and actuarial counsel.

            (5) When appropriate, to select an insurance company and annuity contracts which, in his opinion, will best carry out the purposes of the plan.

            (6) To construe and interpret any ambiguities in the plan and to make, publish, interpret, alter, amend or revoke rules for the regulation of the plan which are consistent with the terms of the plan and with ERISA.

            (7) To prepare and distribute, in such manner as determined to be appropriate, information explaining the plan.

            (8) To establish and communicate to Participants a procedure and method to insure that each Participant will vote company stock allocated to such Participant's company stock account pursuant to Section 6.8.

            (9) To assist any Participant regarding his rights, benefits, or elections available under the plan.

      (c) Allocation of Fiduciary Responsibility Within Administrative Committee

      If the plan administrator is an administrative committee, the committee shall choose from its members a chairman and a secretary. The committee may allocate responsibility for those duties and powers listed in Section 6.2(b)(1) and (2) (except determination of qualification for disability retirement) and other purely ministerial duties to one or more members of the committee. The committee shall review at regular intervals the performance of any committee member to whom fiduciary responsibility has been allocated and shall re-evaluate such allocation of responsibility. After the committee has made such allocations of responsibilities and has received written notice of acceptance, the fiduciary responsibilities for such administrative duties and powers shall then be considered as the responsibilities of such committee member(s).

      (d) Miscellaneous Provisions

            (1) Administrative Committee Actions - The actions of such committee shall be determined by the vote or other affirmative expression of a majority of its members. Either the chairman or the secretary may execute any certificate or other written direction on behalf of the committee. A member of the committee who is a Participant shall not vote on any question relating specifically to himself. If the remaining members of the committee, by majority vote thereof, are unable to come to a determination of any such question, the named fiduciary shall appoint a substitute member who shall act as a member of the committee for the special vote.

            (2) Expenses - The plan administrator shall serve without compensation for service as such. All reasonable expenses of the plan administrator shall be paid by the Employer or from the fund.

            (3) Examination of Records - The plan administrator shall make available to any Participant for examination during business hours such of the plan records as pertain only to the Participant involved.

            (4) Information to the Plan Administrator - To enable the plan administrator to perform the administrative functions, the Employer shall supply full and timely information to the plan administrator on all Participants as the plan administrator may require.

Section 6.3  Claims Procedure

      (a) Notification - The plan administrator shall notify each Participant in writing of his determination of benefits. If the plan administrator denies any benefit, such written denial shall include:

            - The specific reasons for denial;

            - Reference to provisions on which the denial is based;

            - A description of and reason for any additional information needed to process the claim; and

            - An explanation of the claims procedure.

      (b) Appeal - The Participant or his duly authorized representative may:

            - Request a review of the Participant's case in writing to the named fiduciary;

            - Review pertinent documents;

            - Submit issues and comments in writing.

      The written request for review must be submitted no later than 60 days after receiving written notification of denial of benefits.

      (c) Review - The named fiduciary must render a decision no later than 60 days after receiving the written request for review, unless circumstances make it impossible to do so; but in no event shall the decision be rendered later than 120 days after the request for review is received.

Section 6.4  Trust Fund

      (a) Appointment of Trustee

      The named fiduciary shall appoint a trustee for the proper care and custody of all funds, securities and other properties in the trust, and for investment of plan assets (or for execution of such orders as it receives from an investment manager appointed for investment of plan assets). The duties and powers of the trustee shall be set forth in a trust agreement executed by the Employer, which is incorporated herein by reference. The named fiduciary shall review at regular intervals the performance of the trustee and shall re-evaluate the appointment of such trustee. After the named fiduciary has appointed the trustee and has received a written notice of acceptance of its responsibility, the fiduciary responsibility with respect to the proper care and custody of plan assets shall be considered as the responsibility of the trustee. Unless otherwise allocated to an investment manager, the fiduciary responsibility with respect to investment of plan assets shall likewise be considered as the responsibility of the trustee.

      (b) Appointment of Investment Manager

      The named fiduciary may appoint an investment manager who is other than the trustee, which investment manager may be a bank or an investment advisor registered with the Securities and Exchange Commission under the Investment Advisors Act of 1940. Such investment manager, if appointed, shall have sole discretion in the investment of plan assets, subject to the funding policy. The named fiduciary shall review at regular intervals no less frequently than annually, the performance of such investment manager and shall re-evaluate the appointment of such investment manager. After the named fiduciary has appointed an investment manager and has received a written notice of acceptance of its responsibility, the fiduciary responsibility with respect to investment of plan assets shall be considered as the responsibility of the investment manager.

Section 6.5  Investment Policy

      (a) The plan is designed to invest primarily in company stock. It is specifically intended that this employee stock ownership plan qualify and operate as an individual account plan. As such, and without limiting the generality of the foregoing, the trustee is hereby specifically authorized to:

            (1) acquire, hold, sell, and distribute Company stock.

            (2) invest in Company stock and not limit its holdings of such stock to ten percent of trust assets but may invest up to 100% of plan assets in Company stock without regard to any plan or trust agreement requirement to diversify investments as permitted under ERISA section 404(a)(2).

            (3) acquire or sell Company stock in a transaction with a disqualified person or a party in interest (as those terms are defined in ERISA and the Code) provided that no commission is charged and the transaction is for adequate consideration.

      (b) With due regard to subparagraph (a) above, the administrator may also direct the trustee to invest funds under the plan in other property described in the Trust Agreement or in life insurance policies to the extent permitted by subparagraph (c) below, or the trustee may hold such funds in cash or cash equivalents.

      (c) The plan may not obligate itself to acquire company stock from a particular holder thereof at an indefinite time determined upon the happening of an event such as the death of the holder.

      (d) The plan may not obligate itself to acquire company stock under a put option binding upon the plan. However, at the time a put option is exercised, the plan may be given an option to assume the rights and obligations of the Employer under a put option binding upon the Employer.

      (e) All purchases of company stock shall be made at a price which, in the judgment of the administrator, does not exceed the fair market value thereof. All sales of company stock shall be made at a price which, in the judgment of the administrator, is not less than the fair market value thereof. The valuation rules set forth in Section 6.7 shall be applicable.

Section 6.6  Valuation of the Trust Fund

      (a) The administrator shall direct the trustee, as of each allocation date, and at such other date or dates deemed necessary by the administrator, herein called valuation date, to determine the net worth of the assets comprising the trust fund as it exists on the valuation date prior to taking into consideration any contribution to be allocated for that plan year. In determining such net worth, the trustee shall value the assets comprising the trust fund at their fair market value as of the valuation date and shall deduct all expenses for which the trustee has not yet obtained reimbursement from the Employer or the trust fund.

      (b) Valuations must be made in good faith and based on all relevant factors for determining the fair market value of securities. In the case of a transaction between a plan and a disqualified person, value must be determined as of the date of the transaction. For all other plan purposes, value must be determined as of the most recent valuation date under the plan. An independent appraisal will not in itself be a good faith determination of value in the case of a transaction between the plan and a disqualified person. However, in other cases, a determination of fair market value based on at least an annual appraisal independently arrived at by a person who customarily makes such appraisals and who is independent of any party to the transaction will be deemed to be a good faith determination of value. Company stock not readily tradable on an established securities market shall be valued by an independent appraiser meeting requirements similar to the requirements of the Regulations prescribed under Code Section 170(a)(1).

Section 6.7  Voting Company Stock

      The trustee shall vote all company stock held by it as part of the plan assets at such time and in such manner as the administrator shall direct, provided, however, that if any agreement entered into by the trust provides for voting of any shares of company stock pledged as security for any obligation of the plan, then such shares of company stock shall be voted in accordance with such agreement. If the administrator shall fail or refuse to give the trustee timely instructions as to how to vote any company stock as to which the trustee otherwise has the right to vote, the trustee shall not exercise its power to vote such company stock.

      If the by-laws of the Employer require the plan to vote an issue in a manner that reflects a one-man, one-vote philosophy, each Participant or beneficiary shall be entitled to cast one vote on an issue and the trustee shall vote the shares held by the plan in proportion to the results of the votes cast on the issue by the Participants and beneficiaries.

      In the event a tender offer is made for shares of company stock, each Participant (or beneficiary) shall be entitled to direct the trustee as to whether or not the shares of company stock allocated to his company stock account shall be tendered pursuant to such offer. The trustee shall tender shares of company stock held in the unallocated company stock suspense account in the same proportion as Participants actually tender the shares allocated to their individual accounts, provided, however, that the trustee shall not tender any shares which are pledged as security for an exempt loan without first obtaining any required approvals.

Section 6.8 Current Obligations

      Employer contributions in cash and other cash received by the trust fund shall first be applied to pay any current obligations of the trust fund. Current obligations means trust fund expenses and trust obligations arising from the extension of credit to the trust and payable in cash within one year from the date an Employer contribution is due.

                  ARTICLE VII AMENDMENT AND TERMINATION OF PLAN

Section 7.1  Right to Discontinue and Amend

      It is the expectation of the Employer that it will continue this plan indefinitely and make the payments of its contributions hereunder, but the continuance of the plan is not assumed as a contractual obligation of the Employer and the right is reserved by the Employer, at any time, to reduce, suspend or discontinue its contributions hereunder.

Section 7.2  Amendments

      Except as herein limited, the Employer shall have the right to amend this plan at any time to any extent that it may deem advisable. Such amendment shall be stated in writing, shall be authorized by action of the board of directors, and shall be executed by the person designated in conjunction with the authorization.

      The Employer's right to amend the plan shall be limited as follows:

      (a) No amendment shall increase the duties or liabilities of the plan administrator, the trustee, or other fiduciary without their respective written consent.

      (b) No amendments shall have the effect of vesting in the Employer any interest in or control over any contracts issued pursuant hereto or any other property in the fund.

      (c) No amendment to the plan shall be effective to the extent that it has the effect of decreasing a Participant's accrued benefit. Notwithstanding the preceding sentence, a Participant's account balance may be reduced to the extent permitted under Code Section 412(c)(8). For purposes of this paragraph, a plan amendment which has the effect of decreasing a Participant's account balance or eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment shall be treated as reducing an accrued benefit. Furthermore, if the vesting schedule of a plan is amended, in the case of an employee who is a Participant as of the later of the date such amendment is adopted or the date it becomes effective, the nonforfeitable percentage (determined as of such date) of such employee's right to his Employer-derived accrued benefit will not be less than his percentage computed under the plan without regard to such amendment.

      (d) No amendment to the vesting schedule adopted by the Employer hereunder shall deprive a Participant of his vested portion of his Employer contribution account to the date of such amendment. If the plan's vesting schedule is amended, or the plan is amended in any way that directly or indirectly affects the computation of the Participant's nonforfeitable percentage or if the plan is deemed amended by an automatic change to or from a top-heavy vesting schedule, each Participant with at least 3 years of service with the Employer may elect, within a reasonable period after the adoption of the amendment or change, to have the nonforfeitable percentage computed under the plan without regard to such amendment or change. For Participants who do not have at least one hour of service in any plan year beginning after December 31, 1988, "5 years of service" shall be substituted for "3 years of service" in the preceding sentence. The period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end on the latest of:

            (1) 60 days after the amendment is adopted;

            (2) 60 days after the amendment becomes effective; or

            (3) 60 days after the Participant is issued written notice of the amendment by the Employer or plan administrator.

Section 7.3  Protection of Benefits in Case of Plan Merger

      In the event of a merger or consolidation with, or transfer of assets to any other plan, each Participant will receive a benefit immediately after such merger, consolidation or transfer (if the plan then terminated) which is at least equal to the benefit the Participant was entitled to immediately before such merger, consolidation or transfer (if the plan had terminated).

Section 7.4  Termination of Plan

      (a) When Plan Terminates - This plan shall terminate upon the happening of any of the following events: legal adjudication of the Employer as bankrupt; a general assignment by the Employer to or for the benefit of its creditors; the legal dissolution of the Employer; or termination of the plan by the Employer.

      (b) Allocation of Assets - Upon termination, partial termination or complete discontinuance of Employer contributions, the account balance of each affected Participant who is an active Participant or who is not an active Participant but has neither received a complete distribution of his vested accrued benefit nor incurred five one-year breaks in service shall be 100% vested and nonforfeitable. The amount of the fund assets shall be allocated to each Participant, subject to provisions for expenses of administration of the liquidation, in the ratio that such Participant's account bears to all accounts. If a Participant under this plan has terminated his employment at any time after the anniversary date of the year in which the Employer made his final contribution to the plan, and if any portion of the account of such terminated Participant was forfeited and reallocated to the remaining Participants, such forfeiture shall be reversed and the forfeited amount shall be credited to the account of such terminated Participant.

                      ARTICLE VIII MISCELLANEOUS PROVISIONS

Section 8.1 Exclusive Benefit -- Non-Reversion

      The plan is created for the exclusive benefit of the employees of the Employer and shall be interpreted in a manner consistent with its being a qualified plan as defined in Section 401(a) of the Internal Revenue Code and with ERISA. The corpus or income of the trust may not be diverted to or used for other than the exclusive benefit of the Participants or their beneficiaries (except for defraying reasonable expenses of administering the plan).

      Notwithstanding the above, a contribution paid by the Employer to the trust may be repaid to the Employer under the following circumstances:

      (a) Any contribution made by the Employer because of a mistake of fact must be returned to the Employer within one year of the contribution.

      (b) In the event the deduction of a contribution made by the Employer is disallowed under Code Section 404, such contribution (to the extent disallowed) must be returned to the Employer within one year of the disallowance of the deduction.

      (c) If the Commissioner of Internal Revenue determines that the plan is not initially qualified under the Internal Revenue Code, any contribution made incident to that initial qualification by the Employer must be returned to the Employer within one year after the date the initial qualification is denied, but only if the application for the qualification is made by the time prescribed by law for filing the Employer's return for the taxable year in which the plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

Section 8.2 Inalienability of Benefits

      No benefit or interest available hereunder including any annuity contract distributed herefrom shall be subject to assignment or alienation, either voluntarily or involuntarily. The preceding sentence shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a qualified domestic relations order as defined in Code Section 414(p), or any domestic relations order entered before January 1, 1985. A loan made to a Participant and secured by his nonforfeitable account balance under Section 4.5(b) will not be treated as an assignment or alienation and such securing account balance shall be subject to attachment by the plan in the event of default.

      Notwithstanding the preceding paragraph, effective with respect to judgments, orders, and decrees issued, and settlement agreements entered into, on or after August 5, 1997, a Participant's benefit (and that of his spouse) shall be reduced to satisfy liabilities of the Participant to the plan due to
(1) the Participant being convicted of committing a crime involving the plan,
(2) a civil judgment (or consent order or decree) entered by a court in an action brought in connection with a violation of the fiduciary provisions of Title I of ERISA, or (3) a settlement agreement between the Secretary of Labor or the Pension Benefit Guaranty Corporation and the Participant in connection with a violation of the fiduciary provisions of ERISA. Any reduction made pursuant to this paragraph shall be done in accordance with the requirements of ERISA Section 206(d).

Section 8.3  Employer-Employee Relationship

      This plan is not to be construed as creating or changing any contract of employment between the Employer and its employees, and the Employer retains the right to deal with its employees in the same manner as though this plan had not been created.

Section 8.4  Binding Agreement

      This plan shall be binding on the heirs, executors, administrators, successors and assigns as such terms may be applicable to any or all parties hereto, and on any Participants, present or future.

Section 8.5  Separability

      If any provision of this plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof and this plan shall be construed and enforced as if such provision had not been included.

Section 8.6  Construction

      The plan shall be construed in accordance with the laws of the state in which the Employer was incorporated and with ERISA.

Section 8.7  Copies of Plan

      This plan may be executed in any number of counterparts, each of which shall be deemed as an original, and said counterparts shall constitute but one and the same instrument which may be sufficiently evidenced by any one counterpart.

Section 8.8  Interpretation

      Wherever appropriate, words used in this plan in the singular may include the plural or the plural may be read as singular, and the masculine may include the feminine.

Section 8.9  Securities and Exchange Commission Approval

      The Employer may request an interpretative letter from the Securities and Exchange Commission stating that the transfers of company stock contemplated hereunder do not involve transactions requiring a registration of such company stock under the Securities Act of 1933. In the event that a favorable interpretative letter is not obtained, the Employer reserves the right to amend the Plan and Trust retroactively to their effective dates in order to obtain a favorable interpretative letter or to terminate the plan.

      IN WITNESS WHEREOF, the Employer has caused this Plan to be executed this 31st day of DECEMBER, 1998.

                                      EMPLOYER:
                                      Wilson Greatbatch Ltd.


                                      By: /s/ Larry T. DeAngelo
                                         -----------------------------------
                                      Title: V.P. Administration & Secretary
                                            --------------------------------

                                 FIRST AMENDMENT

                                       to

                    WILSON GREATBATCH LTD. EQUITY PLUS PLAN -
                               MONEY PURCHASE PLAN

            Under Article VII of the Wilson Greatbatch Ltd. Equity Plus Plan - Money Purchase Plan (the "Plan"), Wilson Greatbatch Ltd. (the "Employer") has the right to make written amendments to the Plan that are authorized by the board of directors of the Employer and executed by an authorized officer of the Employer. Therefore, the Employer hereby amends the Plan in the following respects:

            1. Effective January 1, 1999, paragraphs (2) and (3) of Plan Section 4.3(a) are hereby deleted in their entirety, and are replaced with the following provisions:

                        (2) Participant Elections to Commence Distributions - If
            a Participant terminates employment with the Employer, the Participant may make a written election directing the plan administrator to make a distribution of his or her vested accounts under the Plan. The form of distribution will be determined under the provisions of Section 4.3(b). The timing of the distribution depends on when the Participant elects to receive a distribution and the accounting date the Participant elects to use to determine the value of his or her account for distribution purposes. A Participant may elect an immediate distribution and request that the distribution amount be determined using the value of his or her vested plan account as of the accounting date that coincides with or immediately precedes the date the Participant submits the election, in which case the distribution will be processed as soon as practicable after the date the plan administrator receives the election. Alternatively, a Participant may elect to defer the distribution and request that the distribution amount be determined using the value of his or her vested plan account as of the next annual accounting date for valuing company stock that immediately follows the date the Participant submits the election, in which case the distribution will be processed as soon as practicable after that accounting date.

            2. Effective January 1, 1999, the first sentence of Plan Section 4.3(c)(2) is hereby deleted in its entirety.

            3. Effective January 1, 1999, the second and third paragraphs of
Section 6.7 are hereby deleted in their entirety, and are replaced with the following provisions:

                  If a tender offer is made for shares of company stock, each
            Participant or beneficiary will be entitled to direct the trustee as to whether or not the shares allocated to his or her company stock account may be tendered under the offer.

                  All shares of company stock allocated to accounts for which the trustee did not receive tender instructions from a Participant or beneficiary and all shares held in the unallocated company stock suspense account will be tendered or not tendered by the trustee in its discretion and in accordance with its fiduciary duties under ERISA. The trustee may not tender any shares that are pledged as security for an exempt loan without first obtaining any required approvals.

                  On all other corporate matters requiring pass-through voting rights under Code Section 409(e)(3), each Participant or beneficiary is entitled to direct the trustee on the manner in which to vote the shares of company stock allocated to his or her company stock account. All shares of company stock allocated to accounts for which the trustee did not receive timely voting instructions from Participants or beneficiaries and all shares held in the unallocated company stock suspense account will be voted by the trustee in its discretion and in accordance with its fiduciary duties under ERISA.

            In all other respects, the Plan will remain unchanged.

                                       WILSON GREATBATCH LTD.


      Date: March 27, 1999             By /s/ Larry T. DeAngelo
            ----------------             ---------------------------------

                                SECOND AMENDMENT

                                       to

                    WILSON GREATBATCH LTD. EQUITY PLUS PLAN -
                               MONEY PURCHASE PLAN

            Under Article VII of the Wilson Greatbatch Ltd. Equity Plus Plan - Money Purchase Plan (the "Plan"), Wilson Greatbatch Ltd. (the "Employer") has the right to make written amendments to the Plan that are authorized by the board of directors of the Employer and executed by an authorized officer of the Employer. Therefore, the Employer hereby amends the Plan in the following respects:

            1. Effective January 1, 1999, Plan Section 4.4 is hereby deleted in its entirety, and is replaced by the following provision:

            Section 4.4 Form of Distribution

                  (a) Unless a Participant or a beneficiary demands that his or her benefits attributable to the Company Stock Account be distributed in the form of company stock, the plan administrator may, but is not obligated to, direct the trustee to distribute benefits in cash only. The amount of any cash payment to a Participant will be equal to the fair market value of the company stock that would otherwise have been distributed to the Participant, plus the value of his or her other investment account and directed investment account.

                  (b) The trustee may make distributions from the trust only on instructions from the plan administrator.

            2. Effective January 1, 1998, the words "stock bonus" are hereby deleted from the first sentence of Plan Section 5.2(c).

            3. Effective January 1, 1999, Plan Section 5.6 is hereby deleted in its entirety, and is replaced by the following provision:

            Section 5.5 ESOP Distribution Options

                  (a) Right to Receive Stock

                  The right to receive distributions in the form of shares of company stock is automatically terminated in the event of the sale or other disposition by the trustee of all shares of company stock held by the trust.

                  (b) Restricted Stock

                        (1) Notwithstanding any other provision of the Plan, if
            the Employer's charter or by-laws restrict ownership of substantially all shares of company stock to employees and the trust fund, as described in Code Section 409(h)(2), the administrator will distribute a Participant's account entirely in cash, without granting the Participant the right to demand distribution in shares of company stock.

                        (2) Except as otherwise provided under the plan, company
            stock distributed by the trustee may be restricted as to sale or transfer by the by-laws or articles of incorporation of the Employer, if the restrictions are applicable to all company stock of the same class. Certificates representing company stock distributed by the plan will bear a legend or notation required by applicable federal and state securities laws and regulations.

                  (c) Right of First Refusal

                        (1) If any Participant, his or her beneficiary or any
            other person to whom shares of company stock are distributed from the plan (the selling Participant) wants, at any time that the stock is not publicly traded, to sell some or all of his or her shares (the offered shares) to a third party, the selling Participant must give prior written notice of his or her plans to sell the stock to the Employer and the trustee. The notice must contain the number of shares offered for sale, the proposed terms of the sale and the names and addresses of both the selling Participant and third party. The trustee and the Employer each will have the right of first refusal for a period of 14 days from the date the selling Participant gives written notice to the Employer and to the trustee to acquire the offered shares. The 14-day period runs concurrently with respect to the trust fund and the Employer. As between the trust fund and the Employer, the trust fund has priority to acquire the shares pursuant to the right of first refusal. If the trustee or the Employer exercises their right of first refusal, the selling price and terms may not be less than the price and terms offered by the third party.

                        (2) If the trustee and the Employer do not exercise
            their right of first refusal within the required 14-day period, the selling Participant has the right, at any time following the expiration of the period, to dispose of the offered shares to the third party. Nevertheless, no disposition may be made to the third party on terms more favorable to the third party than those set forth in the written notice previously given by the selling Participant to the Employer and trustee. If the disposition is not made to a third party on the terms offered to the Employer and the trustee, the offered shares are again subject to the right of first refusal described above.

                        (3) The closing following the exercise of a right of
            first refusal
            will take place at such place agreed on between the administrator and the selling Participant, but not later than ten (10) days after the Employer or the trustee notifies the selling Participant of the exercise of the right of first refusal. At the closing, the selling Participant must deliver certificates representing the offered shares duly endorsed in blank for transfer, or with stock powers attached duly executed in blank with all required transfer tax stamps attached or provided for, and the Employer or the trustee must deliver the purchase price, or an appropriate portion thereof, to the selling Participant.

                  (d) Put Option

                        (1) If company stock is distributed to a Participant and
            the company stock is not readily tradeable on an established securities market, a Participant has a right to require the Employer to repurchase the company stock distributed to such Participant under a fair valuation formula. That stock shall be subject to the provisions of (c).

                        (2) The put option is exercisable only by a Participant,
            by the Participant's donees, or by a person (including an estate or its distributee) to whom the company stock passes by reason of a Participant's death. The put option must permit a Participant (or a beneficiary) to put the company stock to the Employer. Under no circumstance may the put option bind the plan. However, the put option grants the plan an option to assume the rights and obligations of the Employer at the time that the put option is exercised. If it is known at the time a loan is made that Federal or State law will be violated by the Employer honoring the put option, the put option must permit the company stock to be put, in a manner consistent with applicable law, to a third party (e.g., an affiliate of the Employer or a shareholder other than the plan) that has substantial net worth at the time the loan is made and whose net worth is reasonably expected to remain substantial.

                  The put option may be exercised during the period that begins on the date the company stock is distributed to the Participant (or a beneficiary) and ends 60 days thereafter. If the put option is not exercised within the 60-day period, an additional 60-day option commences on the 1st day of the 5th month of the plan year next following the date the stock was distributed to the Participant (or any other 60-day period as provided in Treasury regulations). However, in the case of company stock that is publicly traded without restrictions when distributed and ceases to be publicly traded within either of the 60-day periods described above, the Employer must notify each holder of the company stock in writing on or before the 10th day after the date the company stock ceases to be publicly traded that for the remainder of the applicable 60-day period the company stock is subject to the put option. The number of days between the 10th day and the date on which notice is actually given, if later than the 10th day, must be added to the duration of the put option. The notice must inform distributees of the term of the put options that they are to hold. The terms must satisfy the requirements of this paragraph.

                  The put option is exercised by the holder by notifying the
            Employer in writing that the put option is being exercised. The notice must state the name and address of the holder and the number of shares to be sold. When written notification from the holder is received, the Employer will immediately inform the administrator of the notice. The administrator will have 10 days to notify the Employer if it wishes the trust fund to assume the rights and obligations of the Employer with respect to the required purchase of company stock.

                  The period during which a put option is exercisable does not include any time when a distributee is unable to exercise it because the party bound by the put option is prohibited from honoring it by applicable Federal or State law. The price at which a put option must be exercisable is the fair market value of the company stock, as determined by the plan administrator in good faith based on all the relevant factors, as of the allocation date coincident with or immediately preceding the Employer's receipt of the written notification. The total purchase price must be paid to the holder within 30 days after the notification. The Employer, however, may defer the payments on a reasonable basis, if it gives written notice to the holder within the 30 days period. The deferred payments must be paid in substantially equal monthly, quarterly, semiannual, or annual installments over a period certain beginning not later than 30 days after the exercise of the put option and not extending beyond 5 years. The deferral of payment is reasonable if adequate security and a reasonable interest rate on the unpaid amounts are provided. The amount to be paid under the put option involving installment distributions must be paid not later than 30 days after the exercise of the put option. Payment under a put option must not be restricted by the provisions of a loan or any other arrangement, including the terms of the employer's articles of incorporation, unless so required by applicable state law.

                  For purposes of this Section, total distribution means a
            distribution within 1 taxable year to a Participant or his beneficiary of the Participant's entire vested account.

                        (3) An arrangement involving the plan that creates a put
            option must not provide for the issuance of put options other than as provided under this Section. The plan (and the trust fund) must not otherwise obligate itself to acquire company stock from an option holder at an indefinite time determined on the happening of an event, such as the death of the holder.

            In all other respects, the Plan will remain unchanged.

                                       WILSON GREATBATCH LTD.


      Date: May 31, 1999               By /s/ Larry T. DeAngelo
           --------------------          ----------------------------

                     WILSON GREATBATCH EQUITY PLUS ESOP PLAN

                             MASTER TRUST AGREEMENT

      THIS AGREEMENT, made and entered into on the date of its execution, is effective for all purposes as of March 11, 1998 by and between:

                      Wilson Greatbatch, Ltd. ("Employer")

                                       and

        Curt Cashmore, Larry T. DeAngelo, Scott Ferguson, Arthur Lalonde,
                        and Esther Takeuchi ("Trustee"),

   and shall be construed in accordance with the laws of the State of New York.

                                   WITNESSETH:

      WHEREAS the Employer has established the Wilson Greatbatch Equity Plus ESOP Plan-Money Purchase Plan and the Wilson Greatbatch Equity Plus-Stock Bonus Plan ("the participating plans"); and

      WHEREAS, the Employer desires to establish a Master Trust to allow for the commingling of trust fund assets for investment purposes;

      NOW THEREFORE, the Employer and the Trustee do hereby agree to the following provisions of this master trust agreement established for the purpose of implementing said participating plans.

                                    ARTICLE I

                                   DEFINITIONS

Section 1.01: General

      The definitions set forth in the participating plans shall govern in this master trust agreement.

      The term plan administrator shall mean the person or persons appointed under the provisions of the participating plans. If the same persons are not appointed to this position for all participating plans, then for the purposes of this master trust agreement the term plan administrator shall mean the person or persons appointed under the particular participating plan in question.

Section 1.02: Trustee

      The Trustee may be one or more individuals or an institution; the pronoun "it" when referring to the Trustee shall mean he, she, they or it as necessary.

      Where the Trustee is more than one individual, the individuals shall determine, subject to the approval of the Named Fiduciary, how responsibilities shall be allocated. The actions of the Trustee shall be determined by the vote or other affirmative expression of a majority of the appointed individuals.

                                   ARTICLE II

                           ESTABLISHMENT OF THE TRUST

Section 2.01: Establishment of the Trust

      The Employer hereby establishes with the Trustee a trust fund consisting of such sums of money or other property, real or personal, as shall from time to time be transferred to the Trustee. Such sums shall include any assets transferred from the separate trust of a participating plan. All such money and property, all investments and reinvestments made therewith and proceeds thereof and all earnings and profits thereon, less any losses thereon and less the payments which at the time of reference shall have been made by the Trustee, as authorized herein, are referred to herein as the "fund" or "trust fund." The fund shall be held by the Trustee in trust and dealt with in accordance with the provisions of this agreement.

      Even though several participating plans may be funded under this master trust agreement, the share of the fund allocable to each participating plan shall be a separate trust fund for the exclusive benefit of the participants in such participating plan and their beneficiaries and shall not be liable for any expenses, debts, expenditures, or liabilities that are not properly allocable or chargeable to such participating plan pursuant to the terms of this agreement.

      The Trustee hereby accepts this trust and agrees to hold all property constituting the trust fund subject to the terms and conditions of this master trust agreement and the participating plans.

      The trust is intended to be a qualified trust under section 401(a) of the Internal Revenue Code of 1986, as amended, ("Code") and exempt from taxation pursuant to Code section 501(a).

Section 2.02: Participation in the Fund

      In addition to the plans listed in this agreement, any pension or profit sharing plan of the Employer may be funded in whole or in part through this master trust provided all of the following conditions have been met:

            (a) such plan meets the requirements for qualification contained in Code section 401;

            (b) the Employer has adopted this master trust as a funding vehicle under such plan;

            (c) the Employer and the Trustee have consented to the Employer's adoption of the master trust; and

            (d) the Employer has appointed the same Named Fiduciary as it has appointed for the current participating plans.

                                   ARTICLE III

                       PROVISIONS RELATING TO THE TRUSTEE

Section 3.01: General Responsibilities

      The Trustee accepts the trust hereby created in accordance with the documents and instruments governing the participating plans, insofar as they are consistent with law and upon the express terms and conditions of the participating plans, including the following:

            (a) The Trustee shall have exclusive authority and discretion to manage, invest and control the trust fund, as provided in this agreement, and shall have no other responsibilities other than those provided in this agreement.

            (b) The Trustee shall exercise its powers and shall discharge its duties with respect to the participating plans and this agreement solely in the interests of the participants and beneficiaries and for the exclusive purpose of providing benefits to participants and their beneficiaries and for defraying reasonable expenses of administering the participating plans. The said powers and duties shall be discharged with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims. The duty to invest shall be discharged by diversifying the investments of the fund so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so.

            (c) The Trustee shall maintain proper care and custody of all funds, securities and other properties in the fund. The Trustee shall receive all payments or other transfer of assets of the fund as shall be made from time to time. However, the Trustee shall not be under any duty to determine the amount of contributions to be paid by the Employer or to take any steps to collect such amounts as may be due to it under each participating plan.

            (d) Whenever in the administration of a participating plan a certification is required to be given to the Trustee or the Trustee shall deem it necessary that a matter be proved prior to taking, permitting or omitting any action hereunder, such certification shall be duly made and said matter may be determined to be conclusively proved by an instrument delivered to the Trustee signed by the Named Fiduciary, or, if the matter shall concern the authority of the plan administrator, signed as provided in Section 5.01; but in its discretion, the Trustee may in lieu thereof accept other evidence of the matter or may acquire such further evidence as is reasonable. The Trustee shall be protected in acting in good faith upon any written document reasonably believed by the Trustee to be genuine and to have been signed by the proper party or parties.

            (e) All moneys deposited with the Trustee under any provisions hereof may be deposited by the Trustee in a trust account. The Trustee shall be under no duty to invest or disburse such moneys except as provided in the applicable participating plan and this agreement.

            (f) The Trustee may consult with legal counsel (who may be counsel for the Employer) with respect to the interpretation of the master trust agreement or its duties hereunder or with respect to any legal proceeding or any question of law and shall be fully protected with respect to any act taken or omitted by it in good faith pursuant to the advice of such counsel. Expenses or fees incurred by the Trustee in its consultation shall be paid or reimbursed from the fund.

            (g) The Trustee may make any payment required to be made hereunder by mailing its check in the amount thereof by first class mail in a sealed envelope addressed to the person to whom such payment is to be made according to the certification of the plan administrator. The Trustee shall not be required to make any investigation to determine the identity or mailing address of any person entitled to benefits under a participating plan and shall be entitled to withhold making payments or giving instructions to issuing companies pertaining to the payment of benefits until the identity and mailing addresses of persons entitled to benefits are certified to it by the plan administrator. The Trustee shall not be responsible in any way respecting the purpose or propriety of such payments except for the provisions of Section 3.03. In the event that any dispute shall arise as to the identity or rights of persons entitled to benefits hereunder, the Trustee may withhold payment of benefits until such dispute shall have been determined by arbitration or by a court of competent jurisdiction or shall have been settled by written stipulation by the parties concerned.

            (h) The Trustee shall receive reasonable compensation for its services from the Employer or the trust fund on a basis as shall be mutually agreed upon by the Employer and the Trustee. All reasonable unreimbursed expenses of the fund, taxes and other items not payable out of the Trustee's compensation shall be paid from the fund. However, if the Trustee is an individual who is compensated as a full-time employee of the Employer, he shall receive no compensation for serving as a Trustee and all reasonable expenses incurred as Trustee shall be paid from the fund.

            (i) The Trustee shall pay from the fund all taxes of any kind or nature which are imposed either as a result of the creation or operation of the fund or because of any payment made under this agreement.

            (j) The Trustee shall keep full records of the administration of the trust which the plan administrator shall have the right to examine at any time. To the extent that the responsibilities set forth in Section 3.01(j)(1) are accounting and bookkeeping responsibilities, the Named Fiduciary may delegate such responsibilities to the Plan Administrator.

                  (1) A separate plan account shall be established and maintained for each participating plan into which shall be paid the contributions made by the Employer for such plan, which contributions, together with any income, gains or profits, less distributions, expenses and losses, shall comprise a separate trust fund for such participating plan. The establishment of a separate plan account hereunder shall be for accounting and bookkeeping purposes only and shall not require a segregation of any part of the assets of the trust fund, and no participating plan, or a participant or former participant of a participating plan, shall acquire any right to or interest in any specific asset of the fund; provided, however, that any insurance policy or annuity contract acquired for or under a participating plan shall be segregated by the Trustee and separately maintained. The Trustee shall hold, invest, reinvest, manage, administer and distribute the assets of each separate plan account, as hereinafter set forth, for the exclusive benefit of the employees participating in such participating plan and their beneficiaries. If an Employer maintains more than one participating plan, the Employer shall advise the Trustee and the Plan Administrator as to which separate plan account contributions made by it are to be credited.

                  As of the end of each plan year or more frequently as determined by the Trustee or directed by the Employer, any increase or decrease in the net worth of the fund attributable to investment earnings, gains, losses, expenses and unrealized appreciation or depreciation, as determined by the Trustee, shall be credited to or deducted from each separate plan account as follows:

                        (A) Any expenses or portions thereof which are separately identifiable as attributable to a separate plan account, rather than to the fund as a whole (such as actuarial fees), shall be charged against such account. To the extent that any expenses or portions thereof are not separately identifiable as attributable to a separate plan account, such expenses shall be allocated among all separate plan accounts in proportion to the value that each such account bears to the total of all such accounts.

                        (B) Investment earnings, gains, losses, and unrealized appreciation or depreciation shall be allocated between all separate plan accounts in proportion to the value that each such account bears to the total of all such accounts.

                  (2) Within sixty (60) days following the close of each plan year and within sixty (60) days after its resignation or removal, the Trustee shall furnish the plan administrator with a statement of the entire fund. This statement shall contain such information as is required to comply with the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA"). The report shall show all purchases, sales, receipts, disbursements and other transactions effected by the Trustee during the year or period for which the report is filed, and shall contain an exact description, the cost as shown on the Trustee's books, and where readily ascertainable, the market value as of the end of such period of every item held in the trust and the amount and nature of every obligation owed by the trust. For purposes of determining the market value of securities held by the Trustee, such securities shall be valued as of the close of business on the last day of the reporting period.

                  The approval by the plan administrator of the final statement of account upon the Trustee's resignation or removal or the participating plans' termination shall be binding as to all matters embodied in the statement, on all parties to the trust and on all participants to the same extent as if the account of the Trustee had been settled by a judgment or decree in an action for judicial settlement of its account in a court of competent jurisdiction in which the Trustee, the Employer, the plan administrator and all persons having or claiming any interest in the trust fund were parties. If the plan administrator disapproves the Trustee's statement and the matter cannot be satisfactorily adjusted by the parties, the Trustee shall have the right to apply to a court of competent jurisdiction for judicial settlement of its account.

            (k) The Trustee is authorized to sue upon, defend, compromise or otherwise settle any obligation or liability due to or from it as Trustee hereunder, including any claim that may be asserted for taxes under present or future laws or to contest the same by appropriate legal proceedings; but it shall not be required to institute or continue litigation unless it is in possession of money sufficient for that purpose or unless it has been indemnified by the Employer against counsel fees and all other expenses and liabilities to which it may, in its judgment, be subject by such action, provided further that the Trustee shall be entitled out of recoveries of any litigation to reimbursement for its expenses in connection therewith. Further, the Trustee is authorized with regard to an obligation due the fund to reduce the rate of interest thereon, extend or otherwise modify it, or to foreclose upon default or otherwise enforce any such obligation; to bid in property on foreclosure or to take a deed in lieu of foreclosure with or without paying consideration therefor and in connection therewith to release the obligation on the bond secured by the mortgage.

            (l) A third party dealing with the Trustee shall not be required to make any inquiry whether the plan administrator has instructed the Trustee or the Trustee is otherwise authorized to take or omit any action.

            (m) A participating plan fiduciary shall be liable for a breach of fiduciary responsibility of another fiduciary of the participating plan or this trust as provided by law, which may include the following circumstances:

                  (1) If it participates knowingly in, or knowingly undertakes to conceal an act or omission of such other fiduciary, knowing such act or omission is a breach;

                  (2) If, by its failure to comply with the prudent man standard (established in paragraph (b) of this Master Trust Agreement or the administrative provisions of the participating plans) in the administration of its specific responsibilities which give rise to its status as a fiduciary, it has enabled such other fiduciary to commit a breach; or

                  (3) If it has knowledge of a breach by some other fiduciary, unless it makes reasonable efforts under the circumstances to remedy the breach.

            (n) Any liabilities under a participating plan shall be satisfied only out of such plan's separate account. A liability shall not be satisfied by any account of the trust fund if it is due to or arising from fraud, dishonesty, misconduct of the Trustee or arising from acts which are in violation of the Trustee's duties as set forth in paragraph (b) and Section 3.03 or which are described in paragraph (m).

            (o) The Trustee is hereby authorized to execute all necessary receipts and releases to any insurance companies concerned, and it shall be under the duty, upon being advised by the plan administrator that the proceeds of any life insurance, retirement income, endowment or annuity contact have become payable, to take whatever steps may be indicated, with reasonable diligence, in collecting such sums as may appear to be due.

            The Trustee shall have no responsibility for the form, genuineness, validity, sufficiency or effect of any life insurance, retirement income, endowment or annuity contract at any time included in the trust or for any act of the Employer, the plan administrator, a participant or any other person which may render any such contract void, or for the failure of any insurer to pay the proceeds of any such contract as and when the same shall become payable or for any delay occasioned by reason of any provision contained in any such contract, or for the refusal of any insurer to take any action requested by the Trustee, or for any reason whatsoever (except for the Trustee's own violation of the prudent man rule in paragraph (b)) any contract shall lapse or otherwise become uncollectible.

            (p) The Trustee may enter into any transaction authorized by this agreement with trustees or legal representatives of any other trust or estate, even though any such trustee or legal representative is also Trustee hereunder.

            (q) If the Trustee shall determine that the trust assets consist in whole or in part of property not traded freely on a recognized market, or that information necessary to ascertain the fair market value thereof is not readily available to the Trustee, the Trustee shall request the Named Fiduciary to instruct the Trustee as to the value of such property, for all purposes under the participating plans and this agreement; and the Named Fiduciary shall comply with such request. The value placed upon such property by the Named Fiduciary's instructions to the Trustee shall be conclusive and binding upon the Trustee subject to the Trustee's responsibility not to commit a prohibited transaction. If the Named Fiduciary shall fail or refuse to instruct the Trustee as to the value of such property within a reasonable time after receipt of the Trustee's request to do so, the Trustee may engage a competent appraiser to fix the fair market value of such property for all purposes hereunder. The determination of any such appraiser as to the fair market value of such property shall be the value reported hereunder. The reasonable fees and expenses incurred for any such appraisal shall be deemed an expense of the Trustee and paid as provided herein.

Section 3.02: Resignation or Removal of Trustee

            (a) The Trustee may resign at any time upon delivering to the Named Fiduciary of the participating plans a written notice of its resignation to take effect not less than thirty (30) days after the delivery thereof, unless such notice shall be waived.

            (b) Any Trustee appointed hereunder may be removed by the delivering to the Trustee a written notice from the Named Fiduciary removing the Trustee, to take effect at a date specified therein, which shall not be less than thirty
(30) days after delivery of such notice to such Trustee, unless such notice shall be waived.

            (c) In case of resignation or removal of the Trustee, the Trustee shall have the right to a settlement of its accounts as described in Section 3.01(j). Upon such settlement, the Trustee shall transfer to the successor Trustee the trust fund as it may then be constituted and copies of such of its records as relate to the trust and shall execute upon request all documents necessary for transferring the assets of the trust and thereupon the Trustee shall be discharged from further accountability for all matters embodied in such settlement.

            (d) The Employer, upon its receipt of notice from the Named Fiduciary of the resignation or removal of a Trustee, shall appoint forthwith a successor Trustee. A successor Trustee so appointed may qualify as such by executing, acknowledging and delivering to the Employer and to the resigned or removed Trustee an instrument accepting such appointment; and upon delivery of the fund, such successor Trustee without further act shall be vested with all of the duties, rights, and powers of its predecessor Trustee with the same effect as if it had been originally named as Trustee herein.

Section 3.03: Prohibited Transactions

      Notwithstanding any other provision of this agreement, the Trustee is expressly prohibited from engaging in the following actions:

            (a) diversion of any part of the fund to any purpose other than the exclusive benefit of participants and beneficiaries under the participating plans.

            (b) engaging in any transaction which results in a diversion of any part of the fund to the Employer or to any other person or entity with whom or which such a transaction is prohibited by the Code or by ERISA, including with regard to such persons or entities: lending any part of the fund without adequate security and a reasonable rate of interest; paying any compensation in excess of a reasonable allowance for services actually rendered; making any purchase of securities or other property at more than fair market value; selling any securities or other property for less than fair market value; or making any part of the fund available on preferential basis.

                                   ARTICLE IV

Section 4.01: Investment of Participating Plan Assets

      The Trustee shall manage the fund in the manner and for the uses and purposes herein provided. The Trustee is authorized to manage the fund in accordance with the funding policy; provided, however, that if an investment manager has been appointed or if the Named Fiduciary provides specific investment directions, the Trustee shall be subject to the directions of said investment manager or Named Fiduciary. To the extent that a participant has given specific investment directions as allowed by the participating plans, the Trustee shall be subject to such directions as transmitted to it by the plan administrator. In addition to the powers given by law, the Trustee is authorized, within its discretion and subject to the above conditions:

      (a) To invest and reinvest the fund or any part thereof without distinction between principal and income in any common or preferred stocks, bonds, mortgage notes, put and call options (including the granting of options to purchase and sell securities) or other securities or any other form of property, real or personal on margin or otherwise (including short sales), as authorized by law for the investment of trust funds, including common or pooled investment funds established and maintained by the Trustee or an affiliate of the Trustee and stock in any registered investment company which may be advised by the Trustee or any affiliate and from which the Trustee may receive compensation as advisor. Whenever the fund acquires units in a common/collective trust available only to trust funds qualified under Code section 401(a), the provisions of the particular common/collective trust indenture, as amended from time to time, with respect to investment duties, responsibilities and powers of its trustee shall be deemed to be incorporated herein and be a part hereof to the extent required by law. The trustee of the common/collective trust shall be governed solely by such trust indenture. For purposes of valuation, the value of the interest maintained by the fund in such common/collective trust shall be the fair market value of the units held, determined in accordance with generally recognized valuation procedures. The Employer expressly understands and agrees that any such common/collective trust may provide for the lending of its securities by its trustee and that the common/collective trust's trustee will receive compensation from such trust for the lending thereof which is separate from any compensation of the Trustee hereunder or any compensation of the common/collective trust's trustee for the management of such trust. Further, the Trustee shall diversify the investments of the fund so that the risk of loss will be minimized.

      (b) To retain in cash or other property unproductive of income so much of the fund as may be deemed advisable, or to invest in the savings department of a banking institution, including a bank acting as Trustee, or a bank affiliated with the Trustee, or in a loan association or building and loan association. Such investments may include savings accounts, time deposits or certificates of deposit with maturities of less or more than one year; however, such investments shall be federally insured and shall bear a prevailing rate of interest.

      (c) To sell property held in the fund at either public or private sale for cash or on credit at such times as it may deem appropriate; to exchange such property; to grant options for the purchase or exchange thereof without need for the purchasers to see to the application of the purchase money.

      (d) To oppose or consent to and participate in any plan of reorganization, recapitalization, consolidation, sale, merger, extension or other similar plan affecting property held in the fund; to consent to any contract, lease, mortgage, purchase, sale or other action by any corporation pursuant to any such plan; to accept and retain property issued under such plan.

      (e) To deposit property in the fund with any protective, reorganization or similar committee; to delegate discretionary power thereto and to pay the reasonable share in such committee's expenses and compensation and any assessments levied with respect to any property so deposited.

      (f) To exercise all conversion and subscription rights pertaining to property held in the fund.

      (g) To vote in person or by proxy the stocks, securities, or other investments which it holds as Trustee; and to execute and deliver proxies, powers of attorney, and other agreements which it deems advisable; to exchange the securities of any corporation or issuing authority for other securities upon such terms and conditions as it deems advisable; to consent to or oppose any corporate action; to pay all assessments and subscriptions as it deems advisable; to exercise options and, in general, to exercise in respect of all stocks, securities, or other investments which it holds as Trustee all rights, powers and privileges as might be exercised by an individual in his own right.

      (h) To cause securities and other properties to be registered and held in its name as Trustee or in the name of a nominee, provided that the records of the Trustee show that all such investments are part of the fund.

      (i) To borrow money (subject to the prohibitions of Section 3.03) for the purposes of the participating plans and, for sums so borrowed, to issue a promissory note or bond and mortgage and to secure payment thereof by the pledging of securities held in the fund or mortgaging real property contained therein, and to pay interest at a reasonable rate upon sums so borrowed; however, no insurance contract shall be pledged except to secure a loan to pay premiums thereon. Borrowing on insurance contracts to a premiums shall be on a pro rata basis.

      (j) To invest the fund or any part thereof with an insurance company under a deposit administration contract, an investment-only contract, or contracts of like character offered by such insurance company; to apply for, purchase, hold or transfer, pursuant to the participating plans, and in accordance with written instructions from the plan administrator, any life insurance, retirement income, endowment or annuity contract; to exercise any of the rights under any such contract, in any manner for the purpose of benefiting the participating plans.

      (k) To invest in life insurance contracts on the lives of key employees of the Employer; such contracts shall be owned by and shall name the Trustee as beneficiary for the benefit of the trust fund as a whole and shall not be allocated to the account of any particular participant.

      (l) To make participant loans, if permitted, in accordance with the provisions of each participating plan.

      (m) To receive, hold, manage, improve, repair, lease, pledge, mortgage, or otherwise dispose of all or any part of the fund upon such terms, prices and conditions as it deems advisable; to execute such instruments, deeds, leases, mortgages, contracts, agreements, assignments, transfers, bills of sale, and other documents of any kind, as it deems advisable; to pay out of trust assets normal brokerage charges, commissions, taxes and other costs incident to the purchase and sale of securities which are included in the cost of securities purchased, or charges against the proceeds in the case of sales.

      (n) To employ agents with or without discretionary powers (including investment counsel, attorneys, auditors, depositaries and proxies) for advice and to manage the investment of the trust property. All such parties shall have the right to rely upon and execute the written instructions of the Trustee and shall not be obliged to inquire into the propriety of the acts or directions of the Trustee.

      (o) Notwithstanding other provisions of this Section, under no circumstances may the Trustee invest in any Employer securities which are not qualifying Employer securities (as defined in ERISA section 407(d)(1)) nor shall the Trustee invest in any Employer real property which is not qualifying Employer real property (as defined in ERISA section 407(d)(2)). Additionally, the Trustee may not acquire any qualifying Employer security or qualifying Employer real property if immediately after such acquisition the aggregate fair market value of Employer securities and Employer real property held by the trust fund exceeds ten percent of the fair market value of all trust assets, unless the plan is an employee stock ownership plan or an individual account plan.

      (p) Generally, to do such acts, execute all such instruments, act on such proceedings and to exercise all rights and privileges with relation to property constituting the fund as if it were the absolute owner thereof.

Section 4.02:

      Upon instructions of the plan administrator, the Trustee shall purchase from an insurance company single premium annuity contracts of such amount as the plan administrator directs for the purpose of providing the benefits to which the participants individually or severally shall be entitled under the particular participating plan. Any such annuity contracts shall be nontransferable.

Section 4.03:

      All title in every contract purchased and held hereunder shall be vested in the Trustee.

Section 4.04: Appointment of Investment Manager

      The Named Fiduciary may at any time and from time to time appoint, and revoke the appointment of, an investment manager ("Investment Manager"), who shall be registered as an investment advisor under the Investment Advisers Act of 1940, shall be exempt from such registration as a trust company or as a commercial bank authorized to conduct trust business, or shall be an insurance company qualified to perform investment services under the laws of more than one state of the United States and who shall acknowledge in writing to the Employer and the Trustee that he is a fiduciary with respect to the Master Trust and each participating plan and shall provide to them a certificate evidencing such qualification. The Investment Manager shall not be the agent of the Trustee. The Named Fiduciary shall notify the Trustee in writing of any such appointment (or revocation thereof), and the Trustee shall be protected in relying upon such appointment continuing in effect until it receives written notice from the Named Fiduciary of its revocation. So long as, and to the extent that, any such Investment Manager is appointed, the following provisions shall apply:

      (a) The Trustee shall invest, reinvest and retain the trust fund in accordance with the instructions received from such Investment Manager;

      (b) With respect to assets in the trust fund, the Trustee shall follow any instructions received by it from such Investment Manager as to the exercise by the Trustee of the powers conferred upon it under Section 4.01(a), (c), (d),
(f), (g), (j) and (m) hereof, and

      (c) That part of the trust fund not assigned to an Investment Manager shall be invested, reinvested and retained by the Trustee in accordance with its own discretion.

      (d) All instructions from the Investment Manager to the Trustee shall be in writing (or by telephone or telegraph confirmed in writing) and shall be complete in all reasonable and necessary details. The Trustee shall have no duty to question such instructions nor shall the Trustee incur any liability for its actions in following such instructions or for its omissions when no instructions are received by it.

      (e) The Employer shall indemnify and hold the Trustee or its nominee harmless against any and all claims, actions, demands, liabilities, losses, damages or expenses of whatsoever kind and nature, which either arise from the failure of the Trustee to pay for property purchased by the Investment Manager for the trust fund by reason of the insufficiency of funds in the trust fund, or from any actions taken by the Trustee in following investment direction of the Investment Manager or inaction by the Trustee in the absence of investment direction by an Investment Manager, or from the trading activities conducted by the Investment Manager on behalf of the trust fund.

      (f) If the Named Fiduciary so directs, the Investment Manager may take and keep custody and possession of all or part of the assets of the fund, and may perform the other functions of Trustee as set forth in this agreement. The accounts, books and records of the Trustee shall reflect the segregation of said portions of the fund in separate investment management accounts. The Investment Manager's records shall at all times reflect fund assets in its custody as assets of this trust. The Trustee shall have no further responsibility for either the safekeeping or management of such assets. Trustee shall continue to perform its record-keeping function under Section 3.01(j) as to such assets, but in doing so may rely on information furnished by the Investment Manager. Upon notification by the Named Fiduciary and the receipt of physical custody of assets held by the Investment Manager, the Trustee shall assume management responsibility for such assets in accordance with Articles III and IV.

                                    ARTICLE V

           PROVISIONS RELATING TO THE PLAN ADMINISTRATOR AND EMPLOYER

Section 5.01: Plan Administrator

      Whenever a new plan administrator or a new member of an administrative committee is appointed, the Named Fiduciary shall certify to the Trustee in writing the name or names of the person or persons so appointed and the name of the participating plan to which the person is so appointed, and the Trustee shall be fully warranted in assuming that such person or persons shall continue in office until advised differently in the same manner. Whenever the Trustee must or may act upon the direction or approval of an administrative committee, the Trustee may act upon written communication signed by its Chairman or Secretary or any agent appointed in writing by all members of the committee to act on their behalf, and the authority of any such agent shall be deemed to continue until revoked in writing.

Section 5.02: Duties of Employer

      It shall be the duty of the Employer, subject to the provisions of each participating plan, to pay over to the Trustee from time to time its contributions to the trust fund as provided in each such participating plan and to keep accurate books and records with respect to the employees and their compensation.

      Whenever a new Named Fiduciary is appointed, the Employer shall certify to the Trustee in writing the name or names of the person or persons so appointed, and the Trustee shall be fully warranted in assuming that such person or persons shall continue in office until advised differently in the same manner.

      The Employer shall deliver to the Trustee a copy of each participating plan and any amendments thereto as soon as administratively feasible.

      The Employer shall indemnify the Trustee (if such Trustee is an individual or individuals) by paying the costs of defending a suit, including any settlement or judgment connected therewith, for any act or omission in accordance with instructions received from the Employer or plan administrator and in connection with which no gross negligence or lack of good faith can be shown. The Employer may agree to further indemnify the Trustee as to certain or all additional liability in connection with its duties as set forth herein, in stead of permitting the trust fund to satisfy the liability as provided in
Section 3.01(n).

                                   ARTICLE VI

                        AMENDMENT OR TERMINATION OF TRUST

Section 6.01:

      The Employer may amend or terminate this master trust agreement at any time; provided that no amendment affecting the Trustee may be made without its consent, nor shall any amendment divest any benefit then vested in a participant or his beneficiary under any participating plan. The Employer shall deliver to the Trustee notice of any amendment or termination of a participating plan or trust agreement.

Section 6.02:

      If a participating plan is terminated (including a partial termination), if there is a complete discontinuance of contributions to a participating plan, or if this master trust agreement is revoked or terminated; the Trustee shall reserve from such plan's separate account such sums as the Trustee shall deem necessary to settle its accounts and to discharge any obligation of the trust fund for which the Trustee may be liable. Thereafter, the Trustee shall apply and distribute the plans separate account portion of the trust fund in accordance with the provisions of the participating plan and any written instructions of the plan administrator pursuant thereto.

Section 6.03:

      The Trustee shall have a right to have its applicable accounts settled as provided in Section 3.01(j) of this agreement. When the trust fund shall have been so applied or distributed and the applicable accounts of the Trustee shall have been so settled, the Trustee shall be released and discharged from all further accountability or liability respecting the applicable accounts, or any part thereof so applied or distributed.

Section 6.04:

      The trust shall continue until it has been entirely transferred, paid over or distributed pursuant to the directions of the plan administrator. If, pursuant to the provisions of a participating plan, the Employer's liability is assumed by any other business organization; then such other business organization shall be deemed to succeed to the position of Employer or to be an additional Employer under this trust agreement, as appropriate.

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

Section 7.01: No Reversion to Employer

      The participating plans and this master trust agreement are created for the exclusive benefit of the employees of the Employer and shall be interpreted in a manner consistent with being a qualified plan as defined in Code Section 401(a) and with ERISA. Subject to Article VI and this Section 7.01, the trust is irrevocable. The corpus and income of the trust may not be diverted to or used for other than the exclusive benefit of the participants or their beneficiaries (except for defraying reasonable expenses of administering the participating plans).

      Notwithstanding the above, a contribution paid by the Employer to the trust may be repaid to the Employer under the following circumstances:

            (a) Any contributions made by the Employer are subject to the conditions that its contribution is not due to a mistake of fact and that the Internal Revenue Service will not disallow the deduction for its contribution. The Trustee, upon written request from the Employer, shall return to the Employer the amount of the Employer's contribution made by mistake of fact or disallowed as a deduction under Code section 404. The Trustee shall not return any portion of the Employer's contribution under the provisions of this paragraph more than one year after: (1) The date on which the Employer made the contribution by mistake of fact; or (2) The time of disallowance of the contribution as a deduction, and then, only to the extent of the disallowance. The Trustee will not increase the amount of the Employer contribution returnable under this paragraph for any earnings attributable to the contribution, but the Trustee will decrease the Employer contribution returnable for any losses attributable to it. The Trustee may require the Employer to furnish whatever evidence it deems necessary to confirm that the amount the Employer has requested be returned is properly returnable under ERISA.

            (b) In the event the deduction of a contribution made by the Employer is disallowed under Code section 404, such contribution (to the extent disallowed) must be returned to the Employer within one year of the disallowance of the deduction.

            (c) If the Commissioner of Internal Revenue determines that a participating plan is not initially qualified under the Code, all contribution made incident to that initial qualification by the Employer must be returned to the Employer within one year after the date the initial qualification is denied after adjustment for any earnings, losses or necessary expenditures, but only if the application for the qualification is made by the time prescribed by law for filing the employer's return for the taxable year in which the plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

Section 7.02: Binding Agreement

      This agreement shall be binding on the heirs, executors, administrators, successors and assigns as such terms may be applicable to any or all parties hereto, and on any participants, present or future.

Section 7.03: Trust Fund Exclusive Source

      All payments of benefits under a participating plan shall be made exclusively from its separate account by means of the assets of the trust fund as they may be constituted at the time or times of payment, and no persons shall be entitled to look to any other source for such payments.

Section 7.04: Separability Provision

      If any provision of this agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, and this agreement shall be construed and enforced as if such provision had not been included.

Section 7.05: Construction

      This agreement shall be construed in accordance with the laws of the state named in the preamble, except to the extent preempted by Federal law.

Section 7.06: Copies of Agreement

      This agreement may be executed in any number of counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument which may be sufficiently evidenced by any one counterpart.

Section 7.07: Other Employer

      If any other employer adopts a participating plan, it shall be deemed thereby to have assented to the provisions of this agreement and to have become a party hereto as fully and completely as if it had been named herein as an Employer and had executed same.

Section 7.08: Successor Employer

      If a corporation with which the Employer is merged or consolidated, or a corporation which acquires substantially all of the assets of the Employer, elects to continue the participating plans, such surviving or acquiring corporation may notify the Trustee, in writing; and thereafter every reference to Employer herein shall be treated as a reference to such surviving or acquiring corporation. If the Employer is liquidated or merged or consolidated with another company and the participating plans are not continued, then the plan administrator shall succeed to the functions of Employer under the participating plans and this agreement.

Section 7.09: Enforcement

      The Employer or plan administrator shall have authority to enforce this agreement on behalf of any person claiming any interest in the fund or under a participating plan. To protect the fund from expenses which might otherwise be incurred, it is agreed and imposed as a condition for securing any interest in the fund that no other person may institute or maintain any action or proceeding against Trustee or the fund in the absence of written authority from the Employer or plan administrator or the judgment of a court of competent jurisdiction.

Section 7.10: Alienation

      No distribution or payment under this agreement to any participant or his beneficiary under the participating plans shall be subject in any manner to anticipation, sale, transfer, assignment or encumbrance, whether voluntary or involuntary; and no attempt to so anticipate, sell, transfer, assign or encumber the same shall be valid or recognized by the Trustee, nor shall any such distribution or payment be in any way liable for or subject to the debts, contracts, liabilities or torts of any person entitled to such distribution or payment, except to such extent as may be required by law or expressly provided in the participating plans.

Section 7.11: ERISA

      Any provision of this agreement shall be interpreted as being consistent with the Employee Retirement Income Security Act of 1974, as amended. Where such interpretation is not possible, such provision shall be inapplicable, void and severable, but only to the extent that it is inconsistent with such Act and the regulations and rulings thereunder.

      IN WITNESS WHEREOF, the Employer and the Trustee have caused this agreement to be executed by their duly authorized representatives on this 1st day of March, 1998.

                                    EMPLOYER:


                                    By: /s/ Larry T. DeAngelo
                                       -----------------------------------
                                    Title: V.P. Administration & Secretary
                                          --------------------------------
                                    WILSON GREATBATCH, LTD.


                                    By: /s/ Curt Cashmore
                                       -----------------------------------
                                    TRUSTEE: CURT CASHMORE


                                    By: /s/ Larry T. DeAngelo
                                       -----------------------------------
                                    TRUSTEE: LARRY T. DEANGELO


                                    By: /s/ Scott Ferguson
                                       -----------------------------------
                                    TRUSTEE: SCOTT FERGUSON


                                    By: /s/ Arthur Lalonde
                                       -----------------------------------
                                    TRUSTEE: ARTHUR LALONDE


                                    By: /s/ Esther Takeuchi
                                       -----------------------------------
                                    TRUSTEE: ESTHER TAKEUCHI

                                 FIRST AMENDMENT

                                       to

                    WILSON GREATBATCH LTD. EQUITY PLUS PLAN -
                             MASTER TRUST AGREEMENT

            Under Article VI of the Wilson Greatbatch Ltd. Equity Plus Plan - Master Trust Agreement (the "Agreement"), Wilson Greatbatch Ltd. (the "Employer") and the Trustee have the right to amend the Agreement at any time. Therefore, the Employer and the Trustee hereby amend the Plan in the following respect:

            1. Effective January 1, 1999, the first sentence of Section 3.01(g) is hereby deleted in its entirety, and is replaced by the following:

            The Trustee may make any payment or distribution directed by the plan administrator to be made from the trust by mailing a check for the specified amount, or by delivering the specified property, to the person to whom, or on whose behalf, the payment or distribution is to be made.

            In all other respects, the Agreement will remain unchanged.

                                     WILSON GREATBATCH LTD.


      Date: March 27, 1999           By /s/ Larry T. DeAngelo
           --------------------         -----------------------------

                                     TRUSTEE:


      Date: March 17, 1999           /s/ Curt Cashmore
            ---------------------------------------------------------
                                     Curt Cashmore


      Date: March 27, 1999           /s/ Larry T. Deangelo
            ---------------------------------------------------------
                                     Larry T. Deangelo


      Date: March 16, 1999           /s/ Barbara Davis
            ---------------------------------------------------------
                                     Barbara Davis


      Date: 3/24/99                  /s/ Arthur Lalonde
            ---------------------------------------------------------
                                     Arthur Lalonde


      Date: March 17, 1999           /s/ Esther Takeuchi
            ---------------------------------------------------------
                                     Esther Takeuchi

                                SECOND AMENDMENT

                                       to

                    WILSON GREATBATCH LTD. EQUITY PLUS PLAN -
                               MONEY PURCHASE PLAN

            Under Article VII of the Wilson Greatbatch Ltd. Equity Plus Plan - Money Purchase Plan (the "Plan"), Wilson Greatbatch Ltd. (the "Employer") has the right to make written amendments to the Plan that are authorized by the board of directors of the Employer and executed by an authorized officer of the Employer. Therefore, the Employer hereby amends the Plan in the following respects:

            1. Effective January 1, 1999, Plan Section 4.4 is hereby deleted in its entirety, and is replaced by the following provision:

            Section 4.4 Form of Distribution

                  (a) Unless a Participant or a beneficiary demands that his or her benefits attributable to the Company Stock Account be distributed in the form of company stock, the plan administrator may, but is not obligated to, direct the trustee to distribute benefits in cash only. The amount of any cash payment to a Participant will be equal to the fair market value of the company stock that would otherwise have been distributed to the Participant, plus the value of his or her other investment account and directed investment account.

                  (b) The trustee may make distributions from the trust only on instructions from the plan administrator.

            2. Effective January 1, 1998, the words "stock bonus" are hereby deleted from the first sentence of Plan Section 5.2(c).

            3. Effective January 1, 1999. Plan Section 5.6 is hereby deleted in its entirety, and is replaced by the following provision:

            Section 5.5 ESOP Distribution Options

                  (a) Right to Receive Stock

                  The right to receive distributions in the form of shares of company stock is automatically terminated in the event of the sale or other disposition by the trustee of all shares of company stock held by the trust.

                  (b) Restricted Stock

                        (1) Notwithstanding any other provision of the Plan, if
            the Employer's charter or by-laws restrict ownership of substantially all shares of company stock to employees and the trust fund, as described in Code Section 409(h)(2), the administrator will distribute a Participant's account entirely in cash, without granting the Participant the right to demand distribution in shares of company stock.

                        (2) Except as otherwise provided under the plan, company
            stock distributed by the trustee may be restricted as to sale or transfer by the bylaws or articles of incorporation of the Employer, if the restrictions are applicable to all company stock of the same class. Certificates representing company stock distributed by the plan will bear a legend or notation required by applicable federal and state securities laws and regulations.

                  (c) Right of First Refusal

                        (1) If any Participant, his or her beneficiary or any
            other person to whom shares of company stock are distributed from the plan (the selling Participant) wants, at any time that the stock is not publicly traded, to sell some or all of his or her shares (the offered shares) to a third party, the selling Participant must give prior written notice of his or her plans to sell the stock to the Employer and the trustee. The notice must contain the number of shares offered for sale, the proposed terms of the sale and the names and addresses of both the selling Participant and third party. The trustee and the Employer each will have the right of first refusal for a period of 14 days from the date the selling Participant gives written notice to the Employer and to the trustee to acquire the offered shares. The 14-day period runs concurrently with respect to the trust fund and the Employer. As between the trust fund and the Employer, the trust fund has priority to acquire the shares pursuant to the right of first refusal. If the trustee or the Employer exercises their right of first refusal, the selling price and terms may not be less than the price and terms offered by the third party.

                        (2) If the trustee and the Employer do not exercise
            their right of first refusal within the required 14-day period, the selling Participant has the right, at any time following the expiration of the period, to dispose of the offered shares to the third party. Nevertheless, no disposition may be made to the third party on terms more favorable to the third party than those set forth in the written notice previously given by the selling Participant to the Employer and trustee. If the disposition is not made to a third party on the terms offered to the Employer and the trustee, the offered shares are again subject to the right of first refusal described above.

                        (3) The closing following the exercise of a right of
            first refusal
            will take place at such place agreed on between the administrator and the selling Participant, but not later than ten (10) days after the Employer or the trustee notifies the selling Participant of the exercise of the right of first refusal. At the closing, the selling Participant must deliver certificates representing the offered shares duly endorsed in blank for transfer, or with stock powers attached duly executed in blank with all required transfer tax stamps attached or provided for, and the Employer or the trustee must deliver the purchase price, or an appropriate portion thereof, to the selling Participant.

                  (d) Put Option

                        (1) If company stock is distributed to a Participant and
            the company stock is not readily tradeable on an established securities market, a Participant has a right to require the Employer to repurchase the company stock distributed to such Participant under a fair valuation formula. That stock shall be subject to the provisions of (c).

                        (2) The put option is exercisable only by a Participant,
            by the Participant's donees, or by a person (including an estate or its distributee) to whom the company stock passes by reason of a Participant's death. The put option must permit a Participant (or a beneficiary) to put the company stock to the Employer. Under no circumstance may the put option bind the plan. However, the put option grants the plan an option to assume the rights and obligations of the Employer at the time that the put option is exercised. If it is known at the time a loan is made that Federal or State law will be violated by the Employer honoring the put option, the put option must permit the company stock to be put, in a manner consistent with applicable law, to a third party (e.g., an affiliate of the Employer or a shareholder other than the plan) that has substantial net worth at the time the loan is made and whose net worth is reasonably expected to remain substantial.

                  The put option may be exercised during the period that begins on the date the company stock is distributed to the Participant (or a beneficiary) and ends 60 days thereafter. If the put option is not exercised within the 60-day period, an additional 60-day option commences on the 1st day of the 5th month of the plan year next following the date the stock was distributed to the Participant (or any other 60-day period as provided in Treasury regulations). However, in the case of company stock that is publicly traded without restrictions when distributed and ceases to be publicly traded within either of the 60-day periods described above, the Employer must notify each holder of the company stock in writing on or before the 10th day after the date the company stock ceases to be publicly traded that for the remainder of the applicable 60-day period the company stock is subject to the put option. The number of days between the 10th day and the date on which notice is actually given, if later than the 10th day, must be added to the duration of the put option. The notice must inform distributees of the term of the put options that they are to hold. The terms must satisfy the requirements of this paragraph.

                  The put option is exercised by the holder by notifying the
            Employer in writing that the put option is being exercised. The notice must state the name and address of the holder and the number of shares to be sold. When written notification from the holder is received, the Employer will immediately inform the administrator of the notice. The administrator will have 10 days to notify the Employer if it wishes the trust fund to assume the rights and obligations of the Employer with respect to the required purchase of company stock.

                  The period during which a put option is exercisable does not include any time when a distributee is unable to exercise it because the party bound by the put option is prohibited from honoring it by applicable Federal or State law. The price at which a put option must be exercisable is the fair market value of the company stock, as determined by the plan administrator in good faith based on all the relevant factors, as of the allocation date coincident with or immediately preceding the Employer's receipt of the written notification. The total purchase price must be paid to the holder within 30 days after the notification. The Employer, however, may defer the payments on a reasonable basis, if it gives written notice to the holder within the 30 days period. The deferred payments must be paid in substantially equal monthly, quarterly, semiannual, or annual installments over a period certain beginning not later than 30 days after the exercise of the put option and not extending beyond 5 years. The deferral of payment is reasonable if adequate security and a reasonable interest rate on the unpaid amounts are provided. The amount to be paid under the put option involving installment distributions must be paid not later than 30 days after the exercise of the put option. Payment under a put option must not be restricted by the provisions of a loan or any other arrangement, including the terms of the employer's articles of incorporation, unless so required by applicable state law.

                  For purposes of this Section, total distribution means a
            distribution within 1 taxable year to a Participant or his beneficiary of the Participant's entire vested account.

                        (3) An arrangement involving the plan that creates a put
            option must not provide for the issuance of put options other than as provided under this Section. The plan (and the trust fund) must not otherwise obligate itself to acquire company stock from an option holder at an indefinite time determined on the happening of an event, such as the death of the holder.

            In all other respects, the Plan will remain unchanged.

                                     WILSON GREATBATCH LTD.


      Date: May 31, 1999             By /s/ Larry T. DeAngelo
           ---------------------        ------------------------------